UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Greater China Growth Fund
Annual Report
August 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2023
Eaton Vance
Greater China Growth Fund

Eaton Vance
Greater China Growth Fund
August 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The Greater China markets posted performance losses during the 12-month period ended August 31, 2023, with the MSCI China Index (the Index) returning -7.53% in U.S. dollar (USD) terms on a total return basis. Volatility remained high during the period as Chinese businesses grappled with a sluggish economic recovery. Market sentiment oscillated from pessimism during the second half of 2022 -- against the backdrop of prolonged zero-COVID measures and heightened political uncertainty amid a leadership reshuffle -- to widespread optimism in early 2023 on hopes of a strong economic reopening. But that optimism cooled quickly during the second quarter as the Chinese economy failed to sustain its initial push.
In the second half of 2022, China’s zero-COVID policy and frequent medical lockdowns continued to dampen economic growth and weigh on market sentiment. Following the end of the zero-COVID regime late last year, the Chinese economy experienced a notable rebound during the first quarter of 2023 as pent-up consumer demand was released. The recovery, however, was uneven and short-lived as growth momentum slowed entering the second quarter.
The real estate sector continued to be battered by weak housing demand and the deepening financial troubles of leveraged property developers. China’s export growth engine also sputtered on lukewarm global demand. The renminbi saw renewed weakness this year against a strong U.S. dollar and widening U.S.-China interest rate differentials.
Greater China equities started 2023 on a strong note, but gave back much of those early gains during the following months on disappointing economic progress and renewed geopolitical tensions. The equity market also witnessed wide performance dispersion across sectors. The utilities, health care, and consumer staples sectors led the market decline due to high energy costs, policy uncertainties, and lackluster consumer demand. In contrast, the energy sector registered strong gains on higher oil prices and improving profitability. The communication services sector outperformed the Index based on defensiveness and the artificial intelligence -- AI -- hype in the wake of ChatGPT’s success. The financials sector also outperformed the Index based on low valuations and policy stimulus hopes.
Fund Performance
For the 12-month period ended August 31, 2023, Eaton Vance Greater China Growth Fund (the Fund) returned -11.28% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI China Index (the Index), which returned -7.53%.
The Fund’s overweight exposure to Onewo, Inc. (Onewo), a leading property management company in China, detracted from performance relative to the Index during the period. Onewo’s share price fell following weaker-than-expected results in the second half of 2022, caused by COVID disruptions and a real estate sector slowdown. Onewo’s parent company’s sluggish property development business also raised concerns over its growth outlook. Onewo had been working on reducing its reliance on its parent company and delivered notable improvement in its profit margin during the first half of 2023.
An overweight exposure to LONGi Green Energy Technology Co. detracted from Fund returns relative to the Index during the period. Its share price was weighed down by market concerns about a looming oversupply of solar panels in China and uncertain technology adoption facing solar manufacturers.
The Fund’s stock selection in, and overweight exposure to, the health care sector detracted from performance during the period following slower growth, funding declines, and renewed regulations. The Fund’s overweight exposure to Wuxi Biologics Cayman, Inc. was one of the main performance detractors during the period as investors worried about a potential growth slowdown as COVID-related orders subsided and global funding for biotechnology research moderated. U.S.-China geopolitical tensions also cast doubt on the company’s business outlook.
In contrast, the Fund’s overweight exposure to Pinduoduo, Inc. ADR (Pinduoduo), and not owning Index component JD.com, were among the top contributors to returns relative to the Index during the period. Pinduoduo gained market share in e-commerce retail sales among price-sensitive consumers, while JD.com suffered from sluggish discretionary spending amid weak household income. The Fund’s overweight exposure to Sands China Ltd. and Galaxy Entertainment Group Ltd. also added to relative returns during the period as the Macau gaming operators saw impressive visitation and gaming revenue recovery since China’s reopening.
The Fund’s overweight exposure to AIA Group Ltd. (AIA) contributed to relative returns during the period. China’s market reopening led to a strong rebound in mainland Chinese buying insurance products in Hong Kong during the first half of 2023. AIA’s strong Asia franchise also delivered impressive growth in other key markets, including mainland China, Malaysia, Thailand, and India.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Greater China Growth Fund
August 31, 2023
Performance

Portfolio Manager(s) Amay Hattangadi, CFA of Morgan Stanley Investment Management Company and Leon Sun, CFA of Morgan Stanley Asia Limited
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/28/1992	10/28/1992	(11.28)%	(2.18)%	3.67%
Class A with 5.25% Maximum Sales Charge	—	—	(15.95)	(3.23)	3.11
Class C at NAV	12/28/1993	10/28/1992	(11.98)	(2.88)	3.09
Class C with 1% Maximum Deferred Sales Charge	—	—	(12.80)	(2.88)	3.09
Class I at NAV	10/01/2009	10/28/1992	(11.00)	(1.90)	3.96

MSCI China Index	—	—	(7.53)%	(3.89)%	2.48%
MSCI Golden Dragon Index	—	—	(3.70)	(0.23)	4.51
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.57%	2.32%	1.32%
Net	1.50	2.25	1.25
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2013	$13,554	N.A.
Class I, at minimum investment	$1,000,000	08/31/2013	$1,475,566	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Greater China Growth Fund
August 31, 2023
Fund Profile

Regional Allocation (% of net assets)
Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Tencent Holdings, Ltd.	15.1%
AIA Group, Ltd.	8.2
Meituan, Class B	8.1
PDD Holdings, Inc. ADR	8.1
KE Holdings, Inc. ADR	4.1
WuXi Biologics Cayman, Inc.	3.6
Onewo, Inc., Class H	3.1
ANTA Sports Products, Ltd.	3.0
China Mengniu Dairy Co., Ltd.	2.8
Gree Electric Appliances, Inc., Class A	2.8
Total	58.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Eaton Vance
Greater China Growth Fund
August 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI China Index is designed to measure the large- and mid-cap segments of the Chinese equity market and is part of the broader MSCI Emerging Markets Index. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 12/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Important Notice to Shareholders
Effective December 31, 2022, the Fund changed its primary benchmark to the MSCI China Index to more closely align with the Fund’s intended exposures.
5

Eaton Vance
Greater China Growth Fund
August 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (3/1/23)	Ending Account Value (8/31/23)	Expenses Paid During Period* (3/1/23 – 8/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 880.20	$ 7.11**	1.50%
Class C	$1,000.00	$ 876.80	$10.64**	2.25%
Class I	$1,000.00	$ 881.60	$ 5.93**	1.25%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.64	$ 7.63**	1.50%
Class C	$1,000.00	$1,013.86	$11.42**	2.25%
Class I	$1,000.00	$1,018.90	$ 6.36**	1.25%
*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2023.
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
6

Eaton Vance
Greater China Growth Fund
August 31, 2023
Portfolio of Investments

Common Stocks — 100.2%
Security	Shares	Value
China — 80.1%
Automobile Components — 1.0%
Hesai Group ADR(1)	50,000	$ 494,000
		$ 494,000
Automobiles — 1.8%
BYD Co., Ltd., Class H	27,000	$ 848,088
		$ 848,088
Banks — 2.8%
China Merchants Bank Co., Ltd., Class H	330,500	$ 1,308,720
		$ 1,308,720
Beverages — 4.5%
Kweichow Moutai Co., Ltd., Class A	4,400	$ 1,116,573
Nongfu Spring Co., Ltd., Class H(2)	181,800	1,021,062
		$ 2,137,635
Broadline Retail — 8.1%
PDD Holdings, Inc. ADR(1)	38,758	$ 3,835,879
		$ 3,835,879
Chemicals — 0.9%
Sinofibers Technology Co., Ltd., Class A	84,500	$ 451,829
		$ 451,829
Electrical Equipment — 2.0%
NARI Technology Co., Ltd., Class A	287,020	$ 936,835
		$ 936,835
Electronic Equipment, Instruments & Components — 1.4%
Shanghai Friendess Electronic Technology Corp., Ltd., Class A	18,713	$ 676,338
		$ 676,338
Food Products — 1.9%
Anjoy Foods Group Co., Ltd., Class A	51,200	$ 918,482
		$ 918,482
Health Care Equipment & Supplies — 5.1%
iRay Technology Co., Ltd., Class A	24,232	$ 816,918
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	28,900	$ 1,071,434
Sonoscape Medical Corp., Class A	84,991	524,686
		$ 2,413,038
Health Care Providers & Services — 0.7%
Hygeia Healthcare Holdings Co., Ltd.(2)	69,200	$ 350,237
		$ 350,237
Hotels, Restaurants & Leisure — 10.9%
Atour Lifestyle Holdings, Ltd. ADR(1)	11,507	$ 223,466
H World Group, Ltd.(1)	60,900	245,417
Luckin Coffee, Inc. ADR(1)	14,596	476,559
Meituan, Class B(1)(2)	233,110	3,857,773
Yum China Holdings, Inc.	7,150	380,086
		$ 5,183,301
Household Durables — 2.8%
Gree Electric Appliances, Inc., Class A	273,446	$ 1,342,599
		$ 1,342,599
Interactive Media & Services — 15.1%
Tencent Holdings, Ltd.	173,800	$ 7,202,330
		$ 7,202,330
Life Sciences Tools & Services — 3.6%
WuXi Biologics Cayman, Inc.(1)(2)	303,500	$ 1,711,012
		$ 1,711,012
Machinery — 2.0%
Dongguan Yiheda Automation Co., Ltd., Class A	132,732	$ 654,246
Leader Harmonious Drive Systems Co., Ltd., Class A	18,702	304,022
		$ 958,268
Personal Care Products — 0.6%
Proya Cosmetics Co., Ltd., Class A	19,320	$ 296,051
		$ 296,051
Real Estate Management & Development — 7.2%
KE Holdings, Inc. ADR(1)	113,920	$ 1,959,424
Onewo, Inc., Class H	409,900	1,453,783
		$ 3,413,207

7
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2023
Portfolio of Investments  — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 1.8%
LONGi Green Energy Technology Co., Ltd., Class A	237,287	$ 865,756
		$ 865,756
Specialty Retail — 1.3%
China Tourism Group Duty Free Corp., Ltd., Class H(2)	46,300	$ 621,766
		$ 621,766
Textiles, Apparel & Luxury Goods — 4.6%
ANTA Sports Products, Ltd.	125,000	$ 1,409,150
Li Ning Co., Ltd.	161,000	760,935
		$ 2,170,085
Total China (identified cost $40,042,779)		$38,135,456
Hong Kong — 20.1%
Beverages — 2.6%
China Resources Beer Holdings Co., Ltd.	208,000	$ 1,221,240
		$ 1,221,240
Food Products — 2.8%
China Mengniu Dairy Co., Ltd.	400,000	$ 1,344,987
		$ 1,344,987
Hotels, Restaurants & Leisure — 4.6%
Galaxy Entertainment Group, Ltd.(1)	196,000	$ 1,295,501
Sands China, Ltd.(1)	266,400	901,151
		$ 2,196,652
Insurance — 8.2%
AIA Group, Ltd.	431,400	$ 3,903,416
		$ 3,903,416
Machinery — 1.9%
Morimatsu International Holdings Co., Ltd.(1)	1,185,000	$ 901,423
		$ 901,423
Total Hong Kong (identified cost $6,246,846)		$ 9,567,718
Total Common Stocks (identified cost $46,289,625)		$47,703,174

Short-Term Investments — 0.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(3)	148,573	$ 148,573
Total Short-Term Investments (identified cost $148,573)		$ 148,573
Total Investments — 100.5% (identified cost $46,438,198)		$47,851,747
Other Assets, Less Liabilities — (0.5)%		$ (250,294)
Net Assets — 100.0%		$47,601,453
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2023, the aggregate value of these securities is $7,561,850 or 15.9% of the Fund's net assets.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of August 31, 2023.
Abbreviations:
ADR	– American Depositary Receipt

8
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2023
Statement of Assets and Liabilities

August 31, 2023
Assets
Unaffiliated investments, at value (identified cost $46,289,625)	$ 47,703,174
Affiliated investments, at value (identified cost $148,573)	148,573
Dividends receivable	17,323
Dividends receivable from affiliated investments	3,625
Receivable for Fund shares sold	9,133
Receivable from affiliates	2,895
Total assets	$47,884,723
Liabilities
Payable for Fund shares redeemed	$ 101,213
Payable to affiliates:
Investment adviser fee	30,819
Administration fee	6,192
Distribution and service fees	9,359
Accrued expenses	135,687
Total liabilities	$ 283,270
Net Assets	$47,601,453
Sources of Net Assets
Paid-in capital	$ 43,743,989
Distributable earnings	3,857,464
Net Assets	$47,601,453
Class A Shares
Net Assets	$ 40,925,945
Shares Outstanding	2,589,539
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.80
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 16.68
Class C Shares
Net Assets	$ 669,139
Shares Outstanding	46,779
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 14.30
Class I Shares
Net Assets	$ 6,006,369
Shares Outstanding	373,371
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.09
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
9
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2023
Statement of Operations

Year Ended
August 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $53,834)	$ 653,328
Dividend income from affiliated investments	51,799
Non-cash dividend income	401,602
Total investment income	$ 1,106,729
Expenses
Investment adviser fee	$ 412,828
Administration fee	82,566
Distribution and service fees:
Class A	117,052
Class C	8,016
Trustees’ fees and expenses	3,933
Custodian fee	37,316
Transfer and dividend disbursing agent fees	113,585
Legal and accounting services	54,445
Printing and postage	21,449
Registration fees	50,284
Miscellaneous	10,058
Total expenses	$ 911,532
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 100,620
Total expense reductions	$ 100,620
Net expenses	$ 810,912
Net investment income	$ 295,817
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 3,113,511
Foreign currency transactions	(34,403)
Net realized gain	$ 3,079,108
Change in unrealized appreciation (depreciation):
Investments	$ (10,454,594)
Foreign currency	21,753
Net change in unrealized appreciation (depreciation)	$(10,432,841)
Net realized and unrealized loss	$ (7,353,733)
Net decrease in net assets from operations	$ (7,057,916)
10
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2023
Statements of Changes in Net Assets

	Year Ended August 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 295,817	$ 120,765
Net realized gain	3,079,108	7,576,037
Net change in unrealized appreciation (depreciation)	(10,432,841)	(32,569,875)
Net decrease in net assets from operations	$ (7,057,916)	$ (24,873,073)
Distributions to shareholders:
Class A	$ (2,918,441)	$ (3,954,941)
Class C	(54,815)	(76,647)
Class I	(440,721)	(1,004,963)
Total distributions to shareholders	$ (3,413,977)	$ (5,036,551)
Transactions in shares of beneficial interest:
Class A	$ (3,963,912)	$ (6,417,887)
Class C	(122,705)	(48,736)
Class I	(875,335)	(10,879,411)
Net decrease in net assets from Fund share transactions	$ (4,961,952)	$ (17,346,034)
Net decrease in net assets	$(15,433,845)	$ (47,255,658)
Net Assets
At beginning of year	$ 63,035,298	$110,290,956
At end of year	$ 47,601,453	$ 63,035,298
11
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2023
Financial Highlights

	Class A
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 18.880	$ 26.870	$ 27.280	$ 23.200	$ 24.560
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.089	$ 0.029	$ (0.015)	$ 0.086	$ 0.094
Net realized and unrealized gain (loss)	(2.093)	(6.705)	2.383	4.785	0.604
Total income (loss) from operations	$ (2.004)	$ (6.676)	$ 2.368	$ 4.871	$ 0.698
Less Distributions
From net investment income	$ —	$ —	$ (0.072)	$ (0.074)	$ (0.153)
From net realized gain	(1.076)	(1.314)	(2.706)	(0.717)	(1.905)
Total distributions	$ (1.076)	$ (1.314)	$ (2.778)	$ (0.791)	$ (2.058)
Net asset value — End of year	$15.800	$18.880	$26.870	$27.280	$23.200
Total Return(2)	(11.28)% (3)	(26.08)% (3)	8.48%	21.44%	3.65%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 40,926	$ 53,597	$ 84,359	$ 85,096	$ 78,942
Ratios (as a percentage of average daily net assets):
Expenses	1.50% (3)(4)	1.53% (3)(4)	1.73%	1.80%	1.83%
Net investment income (loss)	0.52%	0.13%	(0.05)%	0.36%	0.41%
Portfolio Turnover	34%	78%	10%	9%	17%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The sub-adviser and/or administrator reimbursed certain operating expenses (equal to 0.18% and 0.07% of average daily net assets for the years ended August 31, 2023 and 2022, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%
of average daily net assets for the years ended August 31, 2023 and 2022).
12
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2023
Financial Highlights — continued

	Class C
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 17.320	$ 24.930	$ 25.350	$ 21.690	$ 23.090
Income (Loss) From Operations
Net investment loss(1)	$ (0.040)	$ (0.126)	$ (0.206)	$ (0.106)	$ (0.170)
Net realized and unrealized gain (loss)	(1.904)	(6.170)	2.227	4.483	0.675
Total income (loss) from operations	$ (1.944)	$ (6.296)	$ 2.021	$ 4.377	$ 0.505
Less Distributions
From net realized gain	$ (1.076)	$ (1.314)	$ (2.441)	$ (0.717)	$ (1.905)
Total distributions	$ (1.076)	$ (1.314)	$ (2.441)	$ (0.717)	$ (1.905)
Net asset value — End of year	$14.300	$17.320	$24.930	$25.350	$21.690
Total Return(2)	(11.98)% (3)	(26.60)% (3)	7.74%	20.59%	2.94%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 669	$ 955	$ 1,460	$ 2,261	$ 3,736
Ratios (as a percentage of average daily net assets):
Expenses	2.25% (3)(4)	2.28% (3)(4)	2.43%	2.50%	2.53%
Net investment loss	(0.26)%	(0.61)%	(0.77)%	(0.47)%	(0.80)%
Portfolio Turnover	34%	78%	10%	9%	17%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The sub-adviser and/or administrator reimbursed certain operating expenses (equal to 0.18% and 0.07% of average daily net assets for the years ended August 31, 2023 and 2022, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%
of average daily net assets for the years ended August 31, 2023 and 2022).
13
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2023
Financial Highlights — continued

	Class I
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 19.150	$ 27.170	$ 27.550	$ 23.420	$ 24.790
Income (Loss) From Operations
Net investment income(1)	$ 0.124	$ 0.067	$ 0.094	$ 0.109	$ 0.302
Net realized and unrealized gain (loss)	(2.108)	(6.773)	2.383	4.883	0.466
Total income (loss) from operations	$ (1.984)	$ (6.706)	$ 2.477	$ 4.992	$ 0.768
Less Distributions
From net investment income	$ —	$ —	$ (0.151)	$ (0.145)	$ (0.233)
From net realized gain	(1.076)	(1.314)	(2.706)	(0.717)	(1.905)
Total distributions	$ (1.076)	$ (1.314)	$ (2.857)	$ (0.862)	$ (2.138)
Net asset value — End of year	$16.090	$19.150	$27.170	$27.550	$23.420
Total Return(2)	(11.00)% (3)	(25.89)% (3)	8.81%	21.81%	3.94%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 6,006	$ 8,483	$ 24,472	$ 17,646	$ 21,552
Ratios (as a percentage of average daily net assets):
Expenses	1.25% (3)(4)	1.28% (3)(4)	1.43%	1.50%	1.53%
Net investment income	0.71%	0.29%	0.32%	0.45%	1.29%
Portfolio Turnover	34%	78%	10%	9%	17%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The sub-adviser and/or administrator reimbursed certain operating expenses (equal to 0.18% and 0.07% of average daily net assets for the years ended August 31, 2023 and 2022, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%
of average daily net assets for the years ended August 31, 2023 and 2022).
14
See Notes to Financial Statements.

Eaton Vance
Greater China Growth Fund
August 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices. Equity-linked securities are generally valued based on the value of the underlying equity security or instrument.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates.
D  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of August 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
15

Eaton Vance
Greater China Growth Fund
August 31, 2023
Notes to Financial Statements  — continued

E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Equity-Linked Securities—Equity-linked securities are primarily used as an alternative means to more efficiently and effectively access the securities markets of emerging market countries and may also be known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the current value of the underlying security, less transactional costs. Aside from market risk of the underlying security, there is the risk that the issuer of an equity-linked security may default on its obligation under the security. In addition, the Fund may be unable to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. Income received on equity-linked securities is recorded as dividend income.
H  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended August 31, 2023 and August 31, 2022 was as follows:
	Year Ended August 31,
	2023	2022
Ordinary income	$ —	$ 49,718
Long-term capital gains	$3,413,977	$4,986,833
During the year ended August 31, 2023, distributable earnings was decreased by $649,711 and paid-in capital was increased by $649,711 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
16

Eaton Vance
Greater China Growth Fund
August 31, 2023
Notes to Financial Statements  — continued

As of August 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 85,883
Undistributed long-term capital gains	2,358,048
Net unrealized appreciation	1,413,533
Distributable earnings	$3,857,464
The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 46,438,198
Gross unrealized appreciation	$ 12,597,360
Gross unrealized depreciation	(11,183,811)
Net unrealized appreciation	$ 1,413,549
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.750%
$500 million but less than $1 billion	0.700%
$1 billion but less than $1.5 billion	0.675%
$1.5 billion but less than $2 billion	0.675%
$2 billion but less than $3 billion	0.660%
$3 billion and over	0.580%
For the year ended August 31, 2023, the investment adviser fee amounted to $412,828 or 0.75% of the Fund's average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Morgan Stanley Investment Management Company (MSIM Company), a wholly-owned subsidiary of Morgan Stanley. MSIM Company uses the portfolio management, research and other resources of its affiliate, Morgan Stanley Asia Limited (MSAL), in rendering investment advisory services to the Fund. MSAL has entered into a Memorandum of Understanding with MSIM Company pursuant to which MSAL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. BMR pays MSIM Company a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended August 31, 2023, the investment adviser fee paid was reduced by $2,033 relating to the Fund’s investment in the Liquidity Fund.
The administration fee is earned by Eaton Vance Management (EVM), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2023, the administration fee amounted to $82,566.
EVM and MSIM Company have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or
17

Eaton Vance
Greater China Growth Fund
August 31, 2023
Notes to Financial Statements  — continued

litigation expenses) exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after December 31, 2023. Pursuant to this agreement, EVM and MSIM Company were allocated $98,587 in total of the Fund’s operating expenses for the year ended August 31, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2023, EVM earned $36,695 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $1,001 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2023, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2023 amounted to $117,052 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2023, the Fund paid or accrued to EVD $6,012 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2023 amounted to $2,004 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2023, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than equity-linked securities and short-term obligations, aggregated $18,182,110 and $23,101,218, respectively, for the year ended August 31, 2023. Purchases and sales of equity-linked securities aggregated $372,239 and $1,023,101, respectively, for the year ended August 31, 2023.
18

Eaton Vance
Greater China Growth Fund
August 31, 2023
Notes to Financial Statements  — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	56,693	$ 1,020,036	79,042	$ 1,725,625
Issued to shareholders electing to receive payments of distributions in Fund shares	142,913	2,553,864	137,723	3,474,746
Redemptions	(448,364)	(7,537,812)	(518,154)	(11,618,258)
Net decrease	(248,758)	$ (3,963,912)	(301,389)	$ (6,417,887)
Class C
Sales	1,307	$ 21,767	4,110	$ 87,160
Issued to shareholders electing to receive payments of distributions in Fund shares	3,369	54,815	3,295	76,647
Redemptions	(13,062)	(199,287)	(10,816)	(212,543)
Net decrease	(8,386)	$ (122,705)	(3,411)	$ (48,736)
Class I
Sales	935,350	$ 16,947,624	291,196	$ 7,348,935
Issued to shareholders electing to receive payments of distributions in Fund shares	23,738	431,078	38,837	992,290
Redemptions	(1,028,646)	(18,254,037)	(787,896)	(19,220,636)
Net decrease	(69,558)	$ (875,335)	(457,863)	$(10,879,411)
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2023.
19

Eaton Vance
Greater China Growth Fund
August 31, 2023
Notes to Financial Statements  — continued

9  Affiliated Investments
At August 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $148,573, which represents 0.3% of the Fund's net assets. Transactions in such investments by the Fund for the year ended August 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$2,624,187	$30,369,111	$(32,844,725)	$ —	$ —	$148,573	$51,799	148,573
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At August 31, 2023, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ —	$ 7,202,330	$ —	$ 7,202,330
Consumer Discretionary	5,029,904	11,662,466	—	16,692,370
Consumer Staples	—	5,918,395	—	5,918,395
Financials	—	5,212,136	—	5,212,136
Health Care	—	4,474,287	—	4,474,287
Industrials	—	2,796,526	—	2,796,526
Information Technology	—	1,542,094	—	1,542,094
Materials	—	451,829	—	451,829
Real Estate	1,959,424	1,453,783	—	3,413,207
Total Common Stocks	$ 6,989,328	$ 40,713,846*	$ —	$47,703,174
Short-Term Investments	$ 148,573	$ —	$ —	$ 148,573
Total Investments	$ 7,137,901	$ 40,713,846	$ —	$47,851,747
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject
20

Eaton Vance
Greater China Growth Fund
August 31, 2023
Notes to Financial Statements  — continued

to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
The securities markets in the China region, which includes Hong Kong, China and Taiwan, are impacted by the economies of countries in the region, which differ from the U.S. economy in various ways, such as structure, general development, government involvement, wealth distribution, interest rates, rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the China region are affected by developments in the economies and governmental actions of their principal trading partners, such as the imposition of trading restrictions and tariffs. China’s governmental actions and the actions of other governments can also have a significant effect on the economic conditions in the China region or a particular issuer or industry, which could adversely affect the value and liquidity of investments. A government may restrict investment in companies or industries considered important to national interests, intervene in the financial markets, maintain strict currency controls, or impose repatriation restrictions. Although larger and/or more established than many emerging markets, markets in the China region carry the high levels of risk associated with emerging markets.
21

Eaton Vance
Greater China Growth Fund
August 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 18, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
22

Eaton Vance
Greater China Growth Fund
August 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, the foreign tax credit and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended August 31, 2023, the Fund designates approximately $292,434, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 8.19% qualifies for the corporate dividends received deduction.
Foreign Tax Credit. For the fiscal year ended August 31, 2023, the Fund paid foreign taxes of $52,580 and recognized foreign source income of $1,095,294.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2023, $2,985,039 or, if subsequently determined to be different, the net capital gain of such year.
23

Eaton Vance
Greater China Growth Fund
August 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
24

Eaton Vance
Greater China Growth Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Greater China Growth Fund (the “Fund”) and Boston Management and Research (the “Adviser”) and the sub-advisory agreement between the Adviser and Morgan Stanley Investment
25

Eaton Vance
Greater China Growth Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

Management Company (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund.  Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
26

Eaton Vance
Greater China Growth Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

27

Eaton Vance
Greater China Growth Fund
August 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
28

Eaton Vance
Greater China Growth Fund
August 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 126 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
29

Eaton Vance
Greater China Growth Fund
August 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
30

Eaton Vance
Greater China Growth Fund
August 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
31

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
32

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
33

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Morgan Stanley Investment Management Company
23 Church Street, 16-01 Capital Square
Singapore 049481
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

406    8.31.23

Eaton Vance
Worldwide Health Sciences Fund
Annual Report
August 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2023
Eaton Vance
Worldwide Health Sciences Fund

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended August 31, 2023, was a roller-coaster ride -- driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
As the period opened, stocks lost ground as persistently high inflation led the Fed to place a heavy foot on the U.S. economy’s brake pedal by raising the federal funds rate 0.75% in September 2022. Meanwhile, Russia’s cutoff of natural gas deliveries threatened both the quality of life and industrial production in Europe. Facing even higher inflation, the European Central Bank also announced its own 0.75% interest rate hike in September.
In October and November 2022, stocks rallied back on strong corporate earnings, attractive valuations, and hope that the Fed might slow the pace of its interest rate hikes. But in December, equities lost ground again as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation driving the information technology (IT) sector. As a result, one of the worst-performing sectors in 2022 -- IT -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well, and the Fed might actually bring the U.S. economy in for a soft landing. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final month of the period, the bond market halted the stock market’s momentum. As it became increasingly clear the Fed would leave rates higher for longer than previously anticipated, longer term bond interest rates rose. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close in August 2023.
For the period as a whole, equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 13.95%; the MSCI EAFE Index of developed-market international equities returned 17.92%; and the S&P 500, a broad measure of U.S. stocks, rose 15.94%.
While the global health care sector posted strong returns during the period -- with the MSCI World Health Care Index rising 10.09% -- it modestly lagged the broader global equity market, which was boosted by higher growth sectors, including IT and communication services. The period reflected a start in the normalization of health care activities -- including medical procedures and hospital visits -- following widespread disruptions during the COVID pandemic. The pharmaceutical industry delivered the best return within the sector due in part to strong sales of new weight loss drugs during the period.
Fund Performance
For the 12-month period ended August 31, 2023, Eaton Vance Worldwide Health Sciences Fund (the Fund) returned 10.21% for Class A shares at net asset value (NAV), outperforming its benchmark, the MSCI World Health Care Index (the Index), which returned 10.09%.
On an individual stock basis, the largest contributors to Fund performance versus the Index during the period were overweight positions in Eli Lilly & Co. (Eli Lilly) and Novo Nordisk A/S (Novo Nordisk), as well as not owning Index component CVS Health Corp. (CVS).
Eli Lilly is a global drugmaker specializing in diabetes, oncology, and immunology therapies. Its share price nearly doubled during the period, with the best performance occurring in August 2023 after the company reported strong second-quarter earnings driven in part by sales of the company’s diabetes drug, Mounjaro.
Shares of Denmark-based Novo Nordisk, a pharmaceutical manufacturer focused on diabetes and obesity care, performed strongly on robust sales of the company’s weight loss medicine, Wegovy.
Not owning CVS, as it transitioned from a retail drugstore chain into a health care solutions provider, aided relative Fund returns as CVS’ share price plunged during the period. An unfavorable rating of its Medicare Advantage product, along with the lowering of its near- and medium-term earnings projections, weighed on CVS’ stock price.
On an industry basis, stock selections in the pharmaceuticals and the health care equipment & supplies industries contributed to Fund performance versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Management’s Discussion of Fund Performance† — continued

In contrast, the largest individual stock detractors from Fund performance relative to the Index were an out-of-Index position in Agiliti, Inc. (Agiliti); an overweight position in Centene Corp. (Centene); and an underweight position in Novartis AG (Novartis). Agiliti, which rents and manages medical equipment for health care providers, saw its stock price drop late in the period as the company reported disappointing quarterly earnings and reduced future earnings projections. The company’s highly profitable peak-need rental business had declined notably as health care activity normalized after the pandemic.
Centene is a managed-care provider that delivers services primarily to Medicaid and Medicare recipients. Its stock price declined after the company lost several contracts with California counties during that state’s Medicaid renewal process, and investors became concerned about contract renewal prospects in other locales.
The Fund sold its position in Swiss-based pharmaceutical firm Novartis early in the period. As a result, the Fund missed a jump in Novartis’ stock price in March 2023 -- after the U.S. Food and Drug Administration approved a drug in which Novartis holds a significant ownership position, Joenja, a treatment for a rare genetic condition.
On an industry basis, stock selections in the biotechnology and the health care providers & services industries, along with stock selections and an overweight position in the health care technology industry, detracted from Fund performance versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Performance

Portfolio Manager(s) Jason Kritzer, CFA, of Eaton Vance Management and Samantha Pandolfi, CFA, of Eaton Vance Advisers International Ltd.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/26/1985	07/26/1985	10.21%	8.76%	10.69%
Class A with 5.25% Maximum Sales Charge	—	—	4.42	7.59	10.09
Class C at NAV	01/05/1998	07/26/1985	9.35	7.93	10.01
Class C with 1% Maximum Deferred Sales Charge	—	—	8.35	7.93	10.01
Class I at NAV	10/01/2009	07/26/1985	10.46	9.03	10.97
Class R at NAV	09/08/2003	07/26/1985	9.86	8.49	10.41

MSCI World Health Care Index	—	—	10.09%	8.21%	10.07%
S&P 500® Index	—	—	15.94	11.12	12.80
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R
Gross	1.22%	1.97%	0.97%	1.47%
Net	1.21	1.96	0.96	1.46
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2013	$25,979	N.A.
Class I, at minimum investment	$1,000,000	08/31/2013	$2,832,446	N.A.
Class R	$10,000	08/31/2013	$26,941	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Country Allocation (% of net assets)
Top 10 Holdings (% of net assets)[1]
Eli Lilly & Co.	7.7%
UnitedHealth Group, Inc.	7.2
Novo Nordisk A/S, Class B	5.7
Thermo Fisher Scientific, Inc.	4.7
AstraZeneca PLC	4.7
Johnson & Johnson	4.7
AbbVie, Inc.	4.6
Danaher Corp.	4.3
Roche Holding AG PC	4.1
Sanofi	3.7
Total	51.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World Health Care Index is an unmanaged index of health care sector equities within the MSCI World Index. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 12/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada.

6

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (3/1/23)	Ending Account Value (8/31/23)	Expenses Paid During Period* (3/1/23 – 8/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,082.30	$5.98**	1.14%
Class C	$1,000.00	$1,078.00	$9.90**	1.89%
Class I	$1,000.00	$1,083.50	$4.67**	0.89%
Class R	$1,000.00	$1,080.80	$7.29**	1.39%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.46	$5.80**	1.14%
Class C	$1,000.00	$1,015.68	$9.60**	1.89%
Class I	$1,000.00	$1,020.72	$4.53**	0.89%
Class R	$1,000.00	$1,018.20	$7.07**	1.39%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2023.
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
7

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Portfolio of Investments

Common Stocks — 98.0%
Security	Shares	Value
Biotechnology — 11.7%
AbbVie, Inc.	316,555	$ 46,520,923
argenx SE ADR(1)	22,042	11,075,884
CSL, Ltd.	101,354	17,899,006
Neurocrine Biosciences, Inc.(1)	170,963	18,616,161
Vertex Pharmaceuticals, Inc.(1)	66,314	23,099,819
		$ 117,211,793
Health Care Distributors — 2.1%
Amplifon SpA	246,194	$ 7,994,740
McKesson Corp.	31,656	13,052,402
		$ 21,047,142
Health Care Equipment — 12.9%
Boston Scientific Corp.(1)	540,877	$ 29,174,905
Envista Holdings Corp.(1)	206,075	6,598,521
Intuitive Surgical, Inc.(1)	105,039	32,843,595
Straumann Holding AG	48,874	7,389,236
Stryker Corp.	98,107	27,818,240
Teleflex, Inc.	36,499	7,764,797
Zimmer Biomet Holdings, Inc.	147,545	17,575,560
		$ 129,164,854
Health Care Services — 1.2%
Agiliti, Inc.(1)	702,673	$ 6,780,794
R1 RCM, Inc.(1)	289,096	4,984,015
		$ 11,764,809
Health Care Supplies — 5.2%
Alcon, Inc.	254,690	$ 21,256,304
Asahi Intecc Co., Ltd.	255,800	5,189,030
Cooper Cos., Inc. (The)	43,957	16,263,650
Neogen Corp.(1)	420,833	9,729,659
		$ 52,438,643
Health Care Technology — 0.5%
JMDC, Inc.	173,100	$ 5,176,824
		$ 5,176,824
Life Sciences Tools & Services — 11.5%
Danaher Corp.	161,116	$ 42,695,740
Illumina, Inc.(1)	22,309	3,685,893
Lonza Group AG	22,692	12,516,705
Security	Shares	Value
Life Sciences Tools & Services (continued)
Sartorius AG, PFC Shares	21,871	$ 8,943,624
Thermo Fisher Scientific, Inc.	85,495	47,629,265
		$ 115,471,227
Managed Health Care — 10.2%
Centene Corp.(1)	164,203	$ 10,123,115
Humana, Inc.	43,235	19,958,573
UnitedHealth Group, Inc.	152,035	72,456,840
		$ 102,538,528
Metal, Glass & Plastic Containers — 0.6%
AptarGroup, Inc.	44,675	$ 5,922,118
		$ 5,922,118
Personal Care Products — 0.5%
Kenvue, Inc.	221,852	$ 5,113,689
		$ 5,113,689
Pharmaceuticals — 41.6%
AstraZeneca PLC	352,194	$ 47,307,616
Bristol-Myers Squibb Co.	490,258	30,224,406
Eli Lilly & Co.	139,472	77,295,382
Johnson & Johnson	289,308	46,775,318
Merck & Co., Inc.	204,188	22,252,408
Novo Nordisk A/S, Class B	312,843	57,705,055
Pfizer, Inc.	359,209	12,708,815
Roche Holding AG PC	142,037	41,686,185
Royalty Pharma PLC, Class A	320,270	9,550,451
Sanofi	345,484	36,795,407
Zoetis, Inc.	188,079	35,830,930
		$ 418,131,973
Total Common Stocks (identified cost $596,672,165)		$ 983,981,600

Convertible Preferred Stocks — 0.1%
Security	Shares	Value
Biotechnology — 0.1%
Caris Life Sciences, Inc., Series D(1)(2)(3)	370,370	$ 644,444
Total Convertible Preferred Stocks (identified cost $3,000,000)		$ 644,444

8
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Portfolio of Investments  — continued

Exchange-Traded Funds — 1.5%
Security	Shares	Value
Equity Funds — 1.5%
SPDR S&P Biotech ETF(4)	194,177	$ 15,378,818
Total Exchange-Traded Funds (identified cost $13,774,141)		$ 15,378,818

Short-Term Investments — 1.8%
Affiliated Fund — 0.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(5)	4,890,453	$ 4,890,453
Total Affiliated Fund (identified cost $4,890,453)		$ 4,890,453

Securities Lending Collateral — 1.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(6)	13,477,613	$ 13,477,613
Total Securities Lending Collateral (identified cost $13,477,613)		$ 13,477,613
Total Short-Term Investments (identified cost $18,368,066)		$ 18,368,066
Total Investments — 101.4% (identified cost $631,814,372)		$1,018,372,928
Other Assets, Less Liabilities — (1.4)%		$ (14,426,735)
Net Assets — 100.0%		$1,003,946,193
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).
(3)	Restricted security (see Note 8).
(4)	All or a portion of this security was on loan at August 31, 2023. The aggregate market value of securities on loan at August 31, 2023 was $14,620,478.
(5)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of August 31, 2023.
(6)	Represents investment of cash collateral received in connection with securities lending.
Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	81.5%	$818,439,092
Denmark	5.8	57,705,055
United Kingdom	4.7	47,307,616
Switzerland	4.1	41,162,245
Netherlands	1.1	11,075,884
Japan	1.0	10,365,854
Germany	0.9	8,943,624
Italy	0.8	7,994,740
Exchange-Traded Funds	1.5	15,378,818
Total Investments	101.4%	$1,018,372,928
Abbreviations:
ADR	– American Depositary Receipt
PC	– Participation Certificate
PFC Shares	– Preference Shares

9
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Statement of Assets and Liabilities

August 31, 2023
Assets
Unaffiliated investments, at value (identified cost $626,923,919) — including $14,620,478 of securities on loan	$ 1,013,482,475
Affiliated investments, at value (identified cost $4,890,453)	4,890,453
Dividends receivable	1,180,200
Dividends receivable from affiliated investments	12,578
Receivable for investments sold	1,604,803
Receivable for Fund shares sold	235,966
Securities lending income receivable	23,667
Tax reclaims receivable	1,698,819
Receivable from affiliates	49,451
Total assets	$1,023,178,412
Liabilities
Collateral for securities loaned	$ 13,477,613
Payable for investments purchased	3,587,952
Payable for Fund shares redeemed	666,431
Payable to affiliates:
Investment adviser fee	542,218
Administration fee	128,947
Distribution and service fees	203,969
Accrued expenses	625,089
Total liabilities	$ 19,232,219
Net Assets	$1,003,946,193
Sources of Net Assets
Paid-in capital	$ 609,023,684
Distributable earnings	394,922,509
Net Assets	$1,003,946,193
Class A Shares
Net Assets	$ 708,282,914
Shares Outstanding	53,854,867
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.15
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 13.88
Class C Shares
Net Assets	$ 29,163,725
Shares Outstanding	2,197,985
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 13.27
Class I Shares
Net Assets	$ 203,614,387
Shares Outstanding	14,946,384
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.62
10
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Statement of Assets and Liabilities   — continued

August 31, 2023
Class R Shares
Net Assets	$62,885,167
Shares Outstanding	4,393,705
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 14.31
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
11
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Statement of Operations

Year Ended
August 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $567,747)	$ 14,153,006
Dividend income from affiliated investments	44,243
Securities lending income, net	163,155
Total investment income	$14,360,404
Expenses
Investment adviser fee	$ 6,225,552
Administration fee	1,529,410
Distribution and service fees:
Class A	1,784,008
Class C	350,546
Class R	311,974
Trustees’ fees and expenses	67,379
Custodian fee	269,007
Transfer and dividend disbursing agent fees	968,343
Legal and accounting services	91,079
Printing and postage	85,344
Registration fees	71,582
Miscellaneous	69,200
Total expenses	$11,823,424
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 381,299
Total expense reductions	$ 381,299
Net expenses	$11,442,125
Net investment income	$ 2,918,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 28,787,246
Foreign currency transactions	(66,409)
Net realized gain	$28,720,837
Change in unrealized appreciation (depreciation):
Investments	$ 67,120,322
Foreign currency	171,891
Net change in unrealized appreciation (depreciation)	$67,292,213
Net realized and unrealized gain	$96,013,050
Net increase in net assets from operations	$98,931,329
12
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Statements of Changes in Net Assets

	Year Ended August 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 2,918,279	$ 2,460,382
Net realized gain	28,720,837	40,571,673
Net change in unrealized appreciation (depreciation)	67,292,213	(173,899,776)
Net increase (decrease) in net assets from operations	$ 98,931,329	$ (130,867,721)
Distributions to shareholders:
Class A	$ (31,184,360)	$ (66,291,888)
Class C	(1,571,533)	(3,766,261)
Class I	(9,520,729)	(17,276,987)
Class R	(2,378,115)	(4,963,619)
Total distributions to shareholders	$ (44,654,737)	$ (92,298,755)
Transactions in shares of beneficial interest:
Class A	$ (33,637,575)	$ 8,909,806
Class C	(12,057,321)	(6,911,777)
Class I	(17,229,141)	30,332,956
Class R	325,762	1,486,840
Net increase (decrease) in net assets from Fund share transactions	$ (62,598,275)	$ 33,817,825
Net decrease in net assets	$ (8,321,683)	$ (189,348,651)
Net Assets
At beginning of year	$ 1,012,267,876	$ 1,201,616,527
At end of year	$1,003,946,193	$1,012,267,876
13
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Financial Highlights

	Class A
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 12.450	$ 15.260	$ 13.380	$ 11.610	$ 11.700
Income (Loss) From Operations
Net investment income(1)	$ 0.035	$ 0.030	$ 0.040	$ 0.061	$ 0.069
Net realized and unrealized gain (loss)	1.227	(1.634)	2.795	2.377	0.413
Total income (loss) from operations	$ 1.262	$ (1.604)	$ 2.835	$ 2.438	$ 0.482
Less Distributions
From net investment income	$ (0.027)	$ (0.035)	$ (0.066)	$ (0.072)	$ (0.035)
From net realized gain	(0.535)	(1.171)	(0.889)	(0.596)	(0.537)
Total distributions	$ (0.562)	$ (1.206)	$ (0.955)	$ (0.668)	$ (0.572)
Net asset value — End of year	$ 13.150	$ 12.450	$ 15.260	$ 13.380	$ 11.610
Total Return(2)(3)	10.21%	(11.32)%	22.58%	21.74%	4.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$708,283	$703,965	$853,051	$761,814	$698,865
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.13% (5)	1.20% (5)	1.16%	1.22%	1.09%
Net investment income	0.28%	0.22%	0.30%	0.50%	0.61%
Portfolio Turnover of the Portfolio(6)	—	—	—	—	32%
Portfolio Turnover of the Fund	21%	27%	32%	38%	3% (7)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.04%, 0.01%, 0.01%, 0.04% and 0.07% of average daily net assets for the years ended August 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%
of average daily net assets for the years ended August 31, 2023 and 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.
References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.
14
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Financial Highlights — continued

	Class C
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 12.630	$ 15.440	$ 13.500	$ 11.690	$ 11.770
Income (Loss) From Operations
Net investment loss(1)	$ (0.063)	$ (0.076)	$ (0.065)	$ (0.032)	$ (0.040)
Net realized and unrealized gain (loss)	1.238	(1.648)	2.836	2.384	0.437
Total income (loss) from operations	$ 1.175	$ (1.724)	$ 2.771	$ 2.352	$ 0.397
Less Distributions
From net realized gain	$ (0.535)	$ (1.086)	$ (0.831)	$ (0.542)	$ (0.477)
Total distributions	$ (0.535)	$ (1.086)	$ (0.831)	$ (0.542)	$ (0.477)
Net asset value — End of year	$13.270	$12.630	$15.440	$13.500	$11.690
Total Return(2)(3)	9.35%	(11.91)%	21.68%	20.70%	3.54%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 29,164	$ 39,615	$ 56,172	$ 62,657	$ 63,886
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.88% (5)	1.95% (5)	1.91%	1.97%	1.84%
Net investment loss	(0.49)%	(0.54)%	(0.47)%	(0.26)%	(0.35)%
Portfolio Turnover of the Portfolio(6)	—	—	—	—	32%
Portfolio Turnover of the Fund	21%	27%	32%	38%	3% (7)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.04%, 0.01%, 0.01%, 0.04% and 0.07% of average daily net assets for the years ended August 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%
of average daily net assets for the years ended August 31, 2023 and 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.
References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.
15
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Financial Highlights — continued

	Class I
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 12.880	$ 15.740	$ 13.770	$ 11.930	$ 12.010
Income (Loss) From Operations
Net investment income(1)	$ 0.069	$ 0.068	$ 0.077	$ 0.094	$ 0.098
Net realized and unrealized gain (loss)	1.267	(1.686)	2.881	2.443	0.424
Total income (loss) from operations	$ 1.336	$ (1.618)	$ 2.958	$ 2.537	$ 0.522
Less Distributions
From net investment income	$ (0.061)	$ (0.071)	$ (0.099)	$ (0.101)	$ (0.065)
From net realized gain	(0.535)	(1.171)	(0.889)	(0.596)	(0.537)
Total distributions	$ (0.596)	$ (1.242)	$ (0.988)	$ (0.697)	$ (0.602)
Net asset value — End of year	$ 13.620	$ 12.880	$ 15.740	$ 13.770	$ 11.930
Total Return(2)(3)	10.46%	(11.07)%	22.89%	22.04%	4.60%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$203,614	$209,646	$221,892	$192,629	$169,013
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	0.88% (5)	0.95% (5)	0.91%	0.97%	0.84%
Net investment income	0.52%	0.47%	0.55%	0.75%	0.84%
Portfolio Turnover of the Portfolio(6)	—	—	—	—	32%
Portfolio Turnover of the Fund	21%	27%	32%	38%	3% (7)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.04%, 0.01%, 0.01%, 0.04% and 0.07% of average daily net assets for the years ended August 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%
of average daily net assets for the years ended August 31, 2023 and 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.
References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.
16
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Financial Highlights — continued

	Class R
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.520	$ 16.450	$ 14.350	$ 12.400	$ 12.460
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.004	$ (0.004)	$ 0.008	$ 0.033	$ 0.042
Net realized and unrealized gain (loss)	1.321	(1.761)	3.008	2.547	0.440
Total income (loss) from operations	$ 1.325	$ (1.765)	$ 3.016	$ 2.580	$ 0.482
Less Distributions
From net investment income	$ —	$ —	$ (0.027)	$ (0.034)	$ (0.005)
From net realized gain	(0.535)	(1.165)	(0.889)	(0.596)	(0.537)
Total distributions	$ (0.535)	$ (1.165)	$ (0.916)	$ (0.630)	$ (0.542)
Net asset value — End of year	$14.310	$13.520	$16.450	$14.350	$12.400
Total Return(2)(3)	9.86%	(11.46)%	22.24%	21.46%	4.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 62,885	$ 59,042	$ 70,502	$ 60,480	$ 57,674
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.38% (5)	1.45% (5)	1.41%	1.47%	1.34%
Net investment income (loss)	0.03%	(0.02)%	0.05%	0.25%	0.35%
Portfolio Turnover of the Portfolio(6)	—	—	—	—	32%
Portfolio Turnover of the Fund	21%	27%	32%	38%	3% (7)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.04%, 0.01%, 0.01%, 0.04% and 0.07% of average daily net assets for the years ended August 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%
of average daily net assets for the years ended August 31, 2023 and 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.
References to Portfolio herein are to Worldwide Health Sciences Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on August 9, 2019 and which had the same investment objective and policies as the Fund during such period.
17
See Notes to Financial Statements.

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
18

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Notes to Financial Statements  — continued

D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of August 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended August 31, 2023 and August 31, 2022 was as follows:
	Year Ended August 31,
	2023	2022
Ordinary income	$ 2,485,613	$20,383,320
Long-term capital gains	$42,169,124	$71,915,435
During the year ended August 31, 2023, distributable earnings was decreased by $1,311,591 and paid-in capital was increased by $1,311,591 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
19

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Notes to Financial Statements  — continued

As of August 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,606,358
Undistributed long-term capital gains	14,203,391
Net unrealized appreciation	379,112,760
Distributable earnings	$394,922,509
The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 639,306,181
Gross unrealized appreciation	$ 400,439,443
Gross unrealized depreciation	(21,372,696)
Net unrealized appreciation	$ 379,066,747
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.675%
$500 million but less than $1 billion	0.590%
$1 billion but less than $1.5 billion	0.520%
$1.5 billion but less than $2 billion	0.490%
$2 billion but less than $2.5 billion	0.470%
$2.5 billion and over	0.450%
In addition, EVM’s fee is subject to an upward or downward performance adjustment of up to 0.15% (annually) of the average daily net assets of the Fund depending on whether, and to what extent, the investment performance of the Fund differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period. For the year ended August 31, 2023, the investment adviser fee, net of a downward performance adjustment of $198,689, amounted to $6,225,552 or 0.61% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended August 31, 2023, the investment adviser fee paid was reduced by $1,482 relating to the Fund’s investment in the Liquidity Fund.
The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2023, the administration fee amounted to $1,529,410.
EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, any performance-based adjustment to an asset-based investment advisory fee, borrowing costs, taxes or litigation expenses) exceed 1.15%, 1.90%, 0.90% and 1.40% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after December 31, 2023. Pursuant to this agreement, EVM and EVAIL were allocated $379,817 in total of the Fund’s operating expenses for the year ended August 31, 2023.
20

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Notes to Financial Statements  — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2023, EVM earned $178,083 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,136 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended August 31, 2023 in the amount of $1,074. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2023, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2023 amounted to $1,784,008 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2023, the Fund paid or accrued to EVD $262,910 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2023, the Fund paid or accrued to EVD $155,987 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2023 amounted to $87,636 and $155,987 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2023, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $217,064,518 and $321,171,861, respectively, for the year ended August 31, 2023.
21

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Notes to Financial Statements  — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	1,862,519	$ 23,768,264	2,258,823	$ 31,150,028
Issued to shareholders electing to receive payments of distributions in Fund shares	2,158,139	27,926,322	4,271,900	59,208,531
Redemptions	(6,686,737)	(85,332,161)	(5,908,980)	(81,448,753)
Net increase (decrease)	(2,666,079)	$(33,637,575)	621,743	$ 8,909,806
Class C
Sales	188,599	$ 2,415,884	294,080	$ 4,126,857
Issued to shareholders electing to receive payments of distributions in Fund shares	117,840	1,547,245	261,484	3,694,767
Redemptions	(1,245,545)	(16,020,450)	(1,055,634)	(14,733,401)
Net decrease	(939,106)	$(12,057,321)	(500,070)	$ (6,911,777)
Class I
Sales	2,203,781	$ 29,179,286	3,356,941	$ 47,200,529
Issued to shareholders electing to receive payments of distributions in Fund shares	600,437	8,033,848	993,064	14,210,739
Redemptions	(4,131,027)	(54,442,275)	(2,171,883)	(31,078,312)
Net increase (decrease)	(1,326,809)	$(17,229,141)	2,178,122	$ 30,332,956
Class R
Sales	574,116	$ 7,917,261	617,456	$ 9,420,764
Issued to shareholders electing to receive payments of distributions in Fund shares	168,280	2,374,425	328,900	4,956,530
Redemptions	(716,936)	(9,965,924)	(862,826)	(12,890,454)
Net increase	25,460	$ 325,762	83,530	$ 1,486,840
22

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Notes to Financial Statements  — continued

8  Restricted Securities
At August 31, 2023, the Fund owned the following security (representing 0.1% of net assets) which was restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has limited registration rights with respect to this security. The value of restricted securities is determined based on valuations provided by brokers when available, or if not available, they are valued by the investment adviser as the Trustees' valuation designee.
Description	Date(s) of Acquisition	Shares	Cost	Value
Convertible Preferred Stocks
Caris Life Sciences, Inc., Series D	5/12/21, 9/23/21	370,370	$ 3,000,000	$ 644,444
Total Restricted Securities			$3,000,000	$644,444
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2023.
10  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
At August 31, 2023, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $14,620,478 and $15,044,121, respectively. Collateral received was comprised of cash of $13,477,613 and U.S. government and/or agencies securities of $1,566,508. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$13,477,613	$ —	$ —	$ —	$13,477,613
23

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Notes to Financial Statements  — continued

The carrying amount of the liability for collateral for securities loaned at August 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at August 31, 2023.
11  Affiliated Investments
At August 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $4,890,453, which represents 0.5% of the Fund's net assets. Transactions in such investments by the Fund for the year ended August 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,945,086	$87,607,803	$(84,662,436)	$ —	$ —	$4,890,453	$44,243	4,890,453
12  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At August 31, 2023, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Common Stocks:
Biotechnology	$ 99,312,787	$ 17,899,006	$ —	$ 117,211,793
Health Care Distributors	13,052,402	7,994,740	—	21,047,142
Health Care Equipment	121,775,618	7,389,236	—	129,164,854
Health Care Services	11,764,809	—	—	11,764,809
Health Care Supplies	25,993,309	26,445,334	—	52,438,643
Health Care Technology	—	5,176,824	—	5,176,824
Life Sciences Tools & Services	94,010,898	21,460,329	—	115,471,227
Managed Health Care	102,538,528	—	—	102,538,528
Metal, Glass & Plastic Containers	5,922,118	—	—	5,922,118
Personal Care Products	5,113,689	—	—	5,113,689
Pharmaceuticals	234,637,710	183,494,263	—	418,131,973
Total Common Stocks	$ 714,121,868	$ 269,859,732**	$ —	$ 983,981,600
Convertible Preferred Stocks	$ —	$ —	$ 644,444	$ 644,444
Exchange-Traded Funds	15,378,818	—	—	15,378,818
Short-Term Investments:
Affiliated Fund	4,890,453	—	—	4,890,453
24

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Notes to Financial Statements  — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Securities Lending Collateral	$ 13,477,613	$ —	$ —	$ 13,477,613
Total Investments	$ 747,868,752	$ 269,859,732	$ 644,444	$1,018,372,928
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended August 31, 2023 is not presented.
13  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Concentration of Risk
As the Fund invests a significant portion of its assets in pharmaceutical, biotechnology, life sciences, and health care equipment and services companies, it may be affected by developments that adversely affect such companies. These developments include product obsolescence, the failure of a company to develop new products and the expiration of patent rights. The value of the Fund’s interests can also be impacted by regulatory activities that affect health sciences companies. The Fund has historically held approximately 60 stocks or less at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund.
25

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 18, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
26

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended August 31, 2023, the Fund designates approximately $14,335,062, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 45.83% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2023, $26,894,669 or, if subsequently determined to be different, the net capital gain of such year.
27

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
28

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
29

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Worldwide Health Sciences Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser.  With respect to the Sub-adviser, the Board considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement. In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in investing in equity securities, particularly in managing health sciences portfolios and in the health care sector more broadly. The Board also considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and consistent with the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its secondary benchmark index and lower than its primary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
30

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
31

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
32

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 126 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
33

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
34

Eaton Vance
Worldwide Health Sciences Fund
August 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
35

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
36

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
37

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
38

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

426    8.31.23

Eaton Vance
Richard Bernstein Equity
Strategy Fund
Annual Report
August 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2023
Eaton Vance
Richard Bernstein Equity Strategy Fund

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended August 31, 2023, was a roller-coaster ride -- driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
As the period opened, stocks lost ground as persistently high inflation led the Fed to place a heavy foot on the U.S. economy’s brake pedal by raising the federal funds rate 0.75% in September 2022. Meanwhile, Russia’s cutoff of natural gas deliveries threatened both the quality of life and industrial production in Europe. Facing even higher inflation, the European Central Bank also announced its own 0.75% interest rate hike in September.
In October and November 2022, stocks rallied back on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December, equities lost ground again as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation driving the information technology (IT) sector. As a result, one of the worst-performing sectors in 2022 -- IT -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well, and the Fed might actually bring the U.S. economy in for a soft landing. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final month of the period, the bond market halted the stock market’s momentum. As it became increasingly clear the Fed would leave rates higher for longer than previously anticipated, longer term bond interest rates rose. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close in August 2023.
For the period as a whole, equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 13.95%; the MSCI EAFE Index of developed-market international equities returned 17.92%; and the S&P 500® Index, a broad measure of U.S. stocks, rose 15.94%.
Fund Performance
For the 12-month period ended August 31, 2023, Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) returned 10.44% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI ACWI Index (the Index), which returned 13.95%.
The Fund uses a macro-driven, top-down approach that emphasizes various market segments in seeking potentially overlooked investment opportunities worldwide.
The Fund’s underweight exposure to the information technology (IT) sector -- particularly within the semiconductors & semiconductor equipment industry, and the software industry -- detracted from performance versus the Index during the period. Concerns that excessive market optimism may have inflated equity valuations and created a potential bubble in U.S. technology stocks led Fund managers to underweight the Fund’s exposure to the U.S. IT sector. Technology stocks, however, outperformed the broader Index during the period, driven largely by a perception that artificial intelligence (AI) was about to become the next big innovation driving the sector. As technology stocks have historically been adversely affected by higher interest rates, the Fund’s underweight exposure was also intended to reduce the Fund’s vulnerability to rising interest rates during the period.
In response to slowing global corporate profit growth and tightening market liquidity, the Fund increased its exposure to sectors generally considered defensive in nature -- particularly consumer staples, health care, and utilities. During a period marked by market exuberance, however, the Fund’s overweight positions in those sectors dragged on performance versus the Index.
The Fund’s overweight exposure to Chinese equities -- primarily through the iShares MSCI China ETF -- detracted from relative returns as the Chinese economy failed to recover as quickly as investors had expected after COVID lockdowns ended.
In the industrials sector, stock selections within the aerospace & defense industry also detracted from performance versus the Index. During a period of strong market performance, the Fund’s modest cash position weighed on relative returns as well.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Management’s Discussion of Fund Performance† — continued

In contrast, the Fund’s underweight position in the weak-performing financials sector -- most notably in bank and insurance stocks -- contributed to performance versus the Index. Early in the period, the Fund reduced its position within the financials sector to lower its exposure to cyclical and economically sensitive sectors. That strategy helped relative returns after multiple U.S. bank failures during the spring of 2023 highlighted the financial sector’s sensitivity to rising interest rates. Following that, investors grew more cautious in the face of additional economic headwinds, including an inverted yield curve, slowing loan growth, and rising defaults.
Fund positioning in the communication services sector -- particularly an overweight position in the interactive media & services industry, and an underweight position in the diversified telecommunication services industry -- aided performance relative to the Index. In the materials sector, the Fund’s stock selections and foreign exchange currency effects within the chemicals industry also contributed to relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Performance

Portfolio Manager(s) Richard Bernstein, Matthew Griswold, CFA, Henry Timmons, CFA and Dan Suzuki, CFA, each of Richard Bernstein Advisors LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/12/2010	10/12/2010	10.44%	6.41%	7.95%
Class A with 5.25% Maximum Sales Charge	—	—	4.62	5.27	7.37
Class C at NAV	10/12/2010	10/12/2010	9.59	5.60	7.31
Class C with 1% Maximum Deferred Sales Charge	—	—	8.59	5.60	7.31
Class I at NAV	10/12/2010	10/12/2010	10.68	6.66	8.21

MSCI ACWI Index	—	—	13.95%	7.45%	8.55%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.23%	1.98%	0.98%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2013	$20,251	N.A.
Class I, at minimum investment	$1,000,000	08/31/2013	$2,202,808	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Country Allocation (% of net assets)
Top 10 Holdings (% of net assets)[1]
iShares MSCI China ETF	9.5%
Apple, Inc.	4.9
Microsoft Corp.	3.8
iShares MSCI Taiwan ETF	2.2
NVIDIA Corp.	2.0
Amazon.com, Inc.	2.0
iShares MSCI South Korea ETF	1.9
Alphabet, Inc., Class A	1.4
Alphabet, Inc., Class C	1.1
Tesla, Inc.	1.1
Total	29.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

6

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (3/1/23)	Ending Account Value (8/31/23)	Expenses Paid During Period* (3/1/23 – 8/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,081.60	$ 6.30	1.20%
Class C	$1,000.00	$1,077.00	$10.21	1.95%
Class I	$1,000.00	$1,082.90	$ 4.99	0.95%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.16	$ 6.11	1.20%
Class C	$1,000.00	$1,015.38	$ 9.91	1.95%
Class I	$1,000.00	$1,020.42	$ 4.84	0.95%
*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2023.
7

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Portfolio of Investments

Common Stocks — 84.0%
Security	Shares	Value
Aerospace & Defense — 2.8%
Airbus SE	12,791	$ 1,871,413
BAE Systems PLC	142,490	1,813,579
Boeing Co. (The)(1)	7,826	1,753,259
General Dynamics Corp.	14,408	3,265,429
L3Harris Technologies, Inc.	6,743	1,200,861
Lockheed Martin Corp.	5,159	2,313,038
MTU Aero Engines AG	11,994	2,799,644
Northrop Grumman Corp.	7,587	3,285,854
RTX Corp.	20,455	1,759,948
		$ 20,063,025
Air Freight & Logistics — 0.4%
FedEx Corp.	8,076	$ 2,107,998
United Parcel Service, Inc., Class B	5,551	940,339
		$ 3,048,337
Automobile Components — 0.4%
JTEKT Corp.	162,100	$ 1,464,955
Koito Manufacturing Co., Ltd.	72,700	1,233,755
		$ 2,698,710
Automobiles — 1.8%
Mercedes-Benz Group AG	48,342	$ 3,537,415
Tesla, Inc.(1)	30,537	7,880,989
Toyota Motor Corp.	115,300	1,986,516
		$ 13,404,920
Banks — 2.3%
Bank of America Corp.	78,553	$ 2,252,115
BNP Paribas S.A.	22,875	1,479,272
Chiba Bank, Ltd. (The)	216,000	1,542,326
Citigroup, Inc.	24,639	1,017,344
Commonwealth Bank of Australia	20,294	1,336,910
FB Financial Corp.	46,594	1,415,526
First Hawaiian, Inc.	91,379	1,727,977
JPMorgan Chase & Co.	14,313	2,094,421
Stellar Bancorp, Inc.	56,223	1,195,863
Veritex Holdings, Inc.	69,457	1,306,486
Wells Fargo & Co.	32,069	1,324,129
		$ 16,692,369
Security	Shares	Value
Beverages — 3.7%
Anheuser-Busch InBev S.A./NV	49,111	$ 2,787,639
Asahi Group Holdings, Ltd.	35,500	1,381,140
Brown-Forman Corp., Class B	22,113	1,462,333
Coca-Cola Co. (The)	73,774	4,413,898
Constellation Brands, Inc., Class A	5,643	1,470,340
Diageo PLC	54,565	2,234,598
Heineken NV	30,350	2,950,337
Kirin Holdings Co., Ltd.	109,600	1,538,702
Monster Beverage Corp.(1)	28,206	1,619,306
PepsiCo, Inc.	20,199	3,593,806
Pernod Ricard S.A.	16,229	3,185,000
		$ 26,637,099
Biotechnology — 1.4%
AbbVie, Inc.	16,781	$ 2,466,136
Amgen, Inc.	6,887	1,765,413
Gilead Sciences, Inc.	14,614	1,117,679
Moderna, Inc.(1)	8,112	917,224
Regeneron Pharmaceuticals, Inc.(1)	2,028	1,676,122
Vertex Pharmaceuticals, Inc.(1)	6,247	2,176,080
		$ 10,118,654
Broadline Retail — 2.0%
Amazon.com, Inc.(1)	102,958	$ 14,209,234
		$ 14,209,234
Building Products — 0.4%
Daikin Industries, Ltd.	8,000	$ 1,382,868
Resideo Technologies, Inc.(1)	75,117	1,266,473
		$ 2,649,341
Capital Markets — 1.0%
Brightsphere Investment Group, Inc.	65,089	$ 1,347,993
CME Group, Inc.	7,087	1,436,393
Moelis & Co., Class A	26,752	1,268,312
Partners Group Holding AG	3,254	3,507,503
		$ 7,560,201
Chemicals — 2.7%
AdvanSix, Inc.	35,991	$ 1,190,582
Akzo Nobel NV	14,153	1,148,990
Arkema S.A.	14,645	1,530,389
BASF SE	22,436	1,135,652
EMS-Chemie Holding AG	3,263	2,448,774
Givaudan S.A.	546	1,818,743
Kaneka Corp.	52,100	1,462,343

8
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Portfolio of Investments  — continued

Security	Shares	Value
Chemicals (continued)
Linde PLC	8,532	$ 3,302,225
NOF Corp.	29,800	1,344,180
Novozymes A/S, Class B	25,857	1,119,240
Sika AG	6,721	1,899,235
Symrise AG	15,299	1,594,842
		$ 19,995,195
Commercial Services & Supplies — 0.2%
Waste Management, Inc.	8,853	$ 1,387,973
		$ 1,387,973
Construction & Engineering — 0.6%
COMSYS Holdings Corp.(2)	94,800	$ 2,019,113
Eiffage S.A.	12,726	1,257,749
Taisei Corp.	39,900	1,342,874
		$ 4,619,736
Consumer Finance — 0.6%
AEON Financial Service Co., Ltd.(2)	155,700	$ 1,357,546
American Express Co.	12,901	2,038,229
Enova International, Inc.(1)	24,052	1,213,423
		$ 4,609,198
Consumer Staples Distribution & Retail — 3.2%
Aeon Co., Ltd.(2)	72,800	$ 1,508,719
Alimentation Couche-Tard, Inc.	35,989	1,882,018
Coles Group, Ltd.	129,085	1,358,171
Cosmos Pharmaceutical Corp.	14,000	1,646,031
Costco Wholesale Corp.	2,084	1,144,699
Kroger Co. (The)	28,743	1,333,388
SAN-A Co., Ltd.	23,800	802,815
Seven & i Holdings Co., Ltd.(2)	41,300	1,694,587
Sugi Holdings Co., Ltd.(2)	33,000	1,481,026
Sysco Corp.	19,550	1,361,657
Walgreens Boots Alliance, Inc.	38,220	967,348
Walmart, Inc.	22,939	3,730,111
Weis Markets, Inc.	18,942	1,228,768
Woolworths Group, Ltd.(2)	65,870	1,623,227
Yaoko Co., Ltd.	32,800	1,728,851
		$ 23,491,416
Containers & Packaging — 0.5%
Silgan Holdings, Inc.	35,090	$ 1,583,612
Sonoco Products Co.	29,777	1,710,688
		$ 3,294,300
Security	Shares	Value
Electric Utilities — 2.7%
American Electric Power Co., Inc.	19,784	$ 1,551,066
Duke Energy Corp.	18,338	1,628,414
Enel SpA	589,510	3,958,464
Exelon Corp.	38,065	1,527,168
Hydro One, Ltd.(2)(3)	110,992	2,884,872
Iberdrola S.A.	154,587	1,833,824
NextEra Energy, Inc.	46,079	3,078,077
PPL Corp.	46,590	1,161,023
Southern Co. (The)	29,272	1,982,593
		$ 19,605,501
Electrical Equipment — 0.4%
Eaton Corp. PLC	13,323	$ 3,069,219
		$ 3,069,219
Electronic Equipment, Instruments & Components — 0.9%
Azbil Corp.	49,200	$ 1,639,024
Hexagon AB, Class B	125,055	1,116,511
Keyence Corp.	2,400	996,412
Knowles Corp.(1)	111,315	1,784,379
Kyocera Corp.	17,600	902,698
		$ 6,439,024
Energy Equipment & Services — 0.2%
Tenaris S.A.	88,130	$ 1,407,422
		$ 1,407,422
Entertainment — 0.3%
CTS Eventim AG & Co. KGaA	31,019	$ 1,929,645
		$ 1,929,645
Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B(1)	11,101	$ 3,998,580
Mastercard, Inc., Class A	2,700	1,114,128
ORIX Corp.	81,900	1,527,000
Visa, Inc., Class A	6,784	1,666,693
		$ 8,306,401
Food Products — 3.6%
Archer-Daniels-Midland Co.	18,533	$ 1,469,667
Barry Callebaut AG	1,436	2,502,286
Chocoladefabriken Lindt & Spruengli AG	23	2,709,847
Danone S.A.	50,935	2,969,143
Ezaki Glico Co., Ltd.	55,800	1,471,257
House Foods Group, Inc.	70,500	1,521,689
Kagome Co., Ltd.	68,600	1,599,754

9
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Portfolio of Investments  — continued

Security	Shares	Value
Food Products (continued)
Kerry Group PLC, Class A	12,198	$ 1,138,075
Kewpie Corp.	83,900	1,398,095
Mondelez International, Inc., Class A	22,836	1,627,293
Nestle S.A.	42,125	5,065,085
Saputo, Inc.	55,589	1,201,713
Tate & Lyle PLC	169,517	1,515,376
		$ 26,189,280
Ground Transportation — 1.1%
Canadian National Railway Co.	11,988	$ 1,350,336
Central Japan Railway Co.	9,100	1,166,797
CSX Corp.	34,321	1,036,494
Seino Holdings Co., Ltd.(2)	87,400	1,273,178
TFI International, Inc.	13,393	1,824,985
Union Pacific Corp.	4,711	1,039,105
		$ 7,690,895
Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	20,606	$ 2,120,358
Becton, Dickinson & Co.	7,156	1,999,744
Boston Scientific Corp.(1)	42,187	2,275,567
Cochlear, Ltd.(2)	10,509	1,844,586
Edwards Lifesciences Corp.(1)	23,112	1,767,375
EssilorLuxottica S.A.	14,353	2,697,745
Hoya Corp.	10,600	1,176,080
Intuitive Surgical, Inc.(1)	6,360	1,988,645
Medtronic PLC	25,101	2,045,731
Smith & Nephew PLC	104,856	1,415,033
Sonova Holding AG	9,735	2,572,303
Stryker Corp.	5,401	1,531,453
		$ 23,434,620
Health Care Providers & Services — 3.3%
Cardinal Health, Inc.	45,032	$ 3,932,645
Cencora, Inc.	14,703	2,587,434
Centene Corp.(1)	17,304	1,066,792
CVS Health Corp.	16,086	1,048,325
Fresenius SE & Co. KGaA	97,879	3,137,923
HCA Healthcare, Inc.	5,713	1,584,215
Humana, Inc.	2,650	1,223,319
Laboratory Corp. of America Holdings	6,963	1,449,000
McKesson Corp.	6,198	2,555,559
Quest Diagnostics, Inc.	12,157	1,598,645
Sonic Healthcare, Ltd.	66,505	1,382,252
UnitedHealth Group, Inc.	5,152	2,455,340
		$ 24,021,449
Security	Shares	Value
Hotels, Restaurants & Leisure — 0.3%
Booking Holdings, Inc.(1)	645	$ 2,002,744
		$ 2,002,744
Household Durables — 0.8%
Installed Building Products, Inc.	13,203	$ 1,910,870
Sony Group Corp.	12,400	1,031,586
Tri Pointe Homes, Inc.(1)	86,010	2,674,911
		$ 5,617,367
Household Products — 1.3%
Colgate-Palmolive Co.	17,988	$ 1,321,579
Kimberly-Clark Corp.	9,787	1,260,859
Procter & Gamble Co. (The)	30,709	4,739,627
Reckitt Benckiser Group PLC	11,786	850,544
WD-40 Co.(2)	7,576	1,627,855
		$ 9,800,464
Industrial Conglomerates — 1.1%
General Electric Co.	16,480	$ 1,886,301
Hitachi, Ltd.	24,900	1,654,909
Honeywell International, Inc.	9,820	1,845,571
Siemens AG	8,201	1,232,042
Smiths Group PLC	73,039	1,514,817
		$ 8,133,640
Industrial REITs — 0.2%
ProLogis, Inc.	10,172	$ 1,263,362
		$ 1,263,362
Insurance — 1.5%
AIA Group, Ltd.	160,800	$ 1,454,959
Allianz SE	4,446	1,080,730
Muenchener Rueckversicherungs-Gesellschaft AG	9,350	3,629,288
Swiss Life Holding AG	4,842	3,032,376
Tokio Marine Holdings, Inc.	69,000	1,522,726
		$ 10,720,079
Interactive Media & Services — 3.5%
Alphabet, Inc., Class A(1)	73,391	$ 9,993,653
Alphabet, Inc., Class C(1)	60,638	8,328,629
Meta Platforms, Inc., Class A(1)	24,010	7,104,319
		$ 25,426,601
IT Services — 0.8%
Bechtle AG	48,338	$ 2,349,996

10
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Portfolio of Investments  — continued

Security	Shares	Value
IT Services (continued)
Otsuka Corp.	37,300	$ 1,662,384
Shopify, Inc., Class A(1)	26,610	1,770,258
		$ 5,782,638
Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	9,822	$ 1,189,149
Bachem Holding AG(2)	13,639	1,269,411
Danaher Corp.	7,443	1,972,395
IQVIA Holdings, Inc.(1)	6,629	1,475,814
Lonza Group AG	2,845	1,569,277
		$ 7,476,046
Machinery — 1.7%
Caterpillar, Inc.	7,223	$ 2,030,602
Daifuku Co., Ltd.(2)	74,400	1,373,095
Deere & Co.	4,200	1,725,948
Illinois Tool Works, Inc.	6,404	1,584,029
Interroll Holding AG	411	1,224,816
PACCAR, Inc.	30,568	2,515,441
Rational AG	2,704	2,059,769
		$ 12,513,700
Metals & Mining — 0.1%
BHP Group, Ltd.	38,038	$ 1,093,521
		$ 1,093,521
Multi-Utilities — 1.7%
CenterPoint Energy, Inc.	44,159	$ 1,231,595
Consolidated Edison, Inc.	35,857	3,189,839
Dominion Energy, Inc.	25,846	1,254,565
National Grid PLC	141,590	1,767,382
NiSource, Inc.	49,358	1,320,820
Public Service Enterprise Group, Inc.	28,648	1,749,820
Sempra Energy	22,406	1,573,349
		$ 12,087,370
Oil, Gas & Consumable Fuels — 2.0%
California Resources Corp.	27,648	$ 1,543,864
Chevron Corp.	9,881	1,591,829
Exxon Mobil Corp.	54,158	6,021,828
Repsol S.A.	96,746	1,495,316
Shell PLC	75,212	2,299,627
TC Energy Corp.(2)	50,870	1,837,223
		$ 14,789,687
Security	Shares	Value
Paper and Forest Products — 0.2%
Mondi PLC	76,463	$ 1,270,113
		$ 1,270,113
Personal Care Products — 0.9%
Beiersdorf AG	11,990	$ 1,569,913
Kao Corp.	33,700	1,301,751
L'Oreal S.A.	5,509	2,419,729
Unilever PLC	25,588	1,306,759
		$ 6,598,152
Pharmaceuticals — 6.5%
Astellas Pharma, Inc.	86,300	$ 1,305,750
AstraZeneca PLC	28,780	3,865,805
Bayer AG	28,385	1,553,015
Bristol-Myers Squibb Co.	36,600	2,256,390
Daiichi Sankyo Co., Ltd.	94,400	2,780,425
Eli Lilly & Co.	9,757	5,407,329
GSK PLC	94,086	1,648,004
Johnson & Johnson	35,363	5,717,490
Merck & Co., Inc.	30,386	3,311,466
Merck KGaA	17,441	3,131,099
Novartis AG	41,817	4,208,534
Novo Nordisk A/S, Class B	8,471	1,562,508
Pfizer, Inc.	92,426	3,270,032
Roche Holding AG PC	11,052	3,243,632
Sanofi	17,702	1,885,333
Takeda Pharmaceutical Co., Ltd.	73,500	2,271,522
		$ 47,418,334
Professional Services — 0.5%
Automatic Data Processing, Inc.	8,064	$ 2,053,175
Verra Mobility Corp.(1)	71,947	1,279,937
		$ 3,333,112
Real Estate Management & Development — 1.6%
Daiwa House Industry Co., Ltd.	120,500	$ 3,346,980
Hulic Co., Ltd.	181,500	1,628,753
LEG Immobilien SE(1)	49,994	3,600,392
Mitsubishi Estate Co., Ltd.	112,800	1,436,734
Sun Hung Kai Properties, Ltd.	157,500	1,772,925
		$ 11,785,784
Residential REITs — 0.2%
Mid-America Apartment Communities, Inc.	8,371	$ 1,215,720
		$ 1,215,720

11
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Portfolio of Investments  — continued

Security	Shares	Value
Retail REITs — 0.3%
Realty Income Corp.	42,894	$ 2,403,780
		$ 2,403,780
Semiconductors & Semiconductor Equipment — 2.8%
ASML Holding NV	3,858	$ 2,536,743
Broadcom, Inc.	3,449	3,183,048
NVIDIA Corp.	29,236	14,429,428
		$ 20,149,219
Software — 4.5%
Alarm.com Holdings, Inc.(1)	42,706	$ 2,501,290
Microsoft Corp.	83,410	27,338,462
Nemetschek SE	38,983	2,692,386
		$ 32,532,138
Specialized REITs — 1.0%
American Tower Corp.	5,248	$ 951,567
Crown Castle, Inc.	8,195	823,597
Equinix, Inc.	1,786	1,395,545
Four Corners Property Trust, Inc.	106,411	2,677,301
VICI Properties, Inc.	41,153	1,269,159
		$ 7,117,169
Specialty Retail — 0.8%
Home Depot, Inc. (The)	5,809	$ 1,918,712
Industria de Diseno Textil S.A.	94,543	3,622,070
		$ 5,540,782
Technology Hardware, Storage & Peripherals — 4.9%
Apple, Inc.	189,362	$ 35,575,439
		$ 35,575,439
Textiles, Apparel & Luxury Goods — 0.5%
adidas AG	17,372	$ 3,466,930
		$ 3,466,930
Tobacco — 1.2%
Altria Group, Inc.	23,508	$ 1,039,524
British American Tobacco PLC	72,503	2,401,614
Imperial Brands PLC	71,971	1,629,537
Japan Tobacco, Inc.	87,200	1,909,355
Philip Morris International, Inc.	18,363	1,763,950
		$ 8,743,980
Security	Shares	Value
Trading Companies & Distributors — 1.1%
Brenntag SE	36,205	$ 2,928,410
GMS, Inc.(1)	21,646	1,500,934
ITOCHU Corp.	47,400	1,778,890
Mitsubishi Corp.	41,800	2,061,781
		$ 8,270,015
Water Utilities — 0.2%
Severn Trent PLC	45,906	$ 1,394,070
		$ 1,394,070
Total Common Stocks (identified cost $459,578,114)		$610,095,120

Exchange-Traded Funds — 13.6%
Security	Shares	Value
Equity Funds — 13.6%
iShares MSCI China ETF(2)	1,536,066	$ 68,984,724
iShares MSCI South Korea ETF(2)	220,000	13,739,000
iShares MSCI Taiwan ETF	360,000	16,416,000
Total Exchange-Traded Funds (identified cost $120,989,000)		$ 99,139,724

Short-Term Investments — 4.7%
Affiliated Fund — 2.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(4)	16,967,233	$ 16,967,233
Total Affiliated Fund (identified cost $16,967,233)		$ 16,967,233

12
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Portfolio of Investments  — continued

Securities Lending Collateral — 2.4%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(5)	17,077,643	$ 17,077,643
Total Securities Lending Collateral (identified cost $17,077,643)		$ 17,077,643
Total Short-Term Investments (identified cost $34,044,876)		$ 34,044,876
Total Investments — 102.3% (identified cost $614,611,990)		$743,279,720
Other Assets, Less Liabilities — (2.3)%		$ (16,967,858)
Net Assets — 100.0%		$726,311,862
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at August 31, 2023. The aggregate market value of securities on loan at August 31, 2023 was $25,531,444.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2023, the aggregate value of these securities is $2,884,872 or 0.4% of the Fund's net assets.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of August 31, 2023.
(5)	Represents investment of cash collateral received in connection with securities lending.
Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	56.5%	$410,713,861
Japan	9.4	68,656,972
Germany	6.0	43,429,091
Switzerland	4.0	28,763,105
United Kingdom	3.0	21,709,114
France	2.4	17,410,440
Canada	1.8	12,751,405
Netherlands	1.2	8,935,697
Australia	1.2	8,638,667
Spain	1.0	6,951,210
Italy	0.5	3,958,464
Hong Kong	0.4	3,227,884
Belgium	0.4	2,787,639
Denmark	0.4	2,681,748
Austria	0.2	1,270,113
Ireland	0.2	1,138,075
Sweden	0.1	1,116,511
Exchange-Traded Funds	13.6	99,139,724
Total Investments	102.3%	$743,279,720
Abbreviations:
PC	– Participation Certificate
REITs	– Real Estate Investment Trusts

13
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Statement of Assets and Liabilities

August 31, 2023
Assets
Unaffiliated investments, at value (identified cost $597,644,757) — including $25,531,444 of securities on loan	$ 726,312,487
Affiliated investments, at value (identified cost $16,967,233)	16,967,233
Cash	4,198
Foreign currency, at value (identified cost $7,020)	6,933
Dividends receivable	1,072,898
Dividends receivable from affiliated investments	83,087
Receivable for Fund shares sold	496,183
Securities lending income receivable	5,141
Tax reclaims receivable	667,011
Total assets	$745,615,171
Liabilities
Collateral for securities loaned	$ 17,077,643
Payable for Fund shares redeemed	1,269,248
Payable to affiliates:
Investment adviser and administration fee	513,407
Distribution and service fees	57,492
Accrued expenses	385,519
Total liabilities	$ 19,303,309
Net Assets	$726,311,862
Sources of Net Assets
Paid-in capital	$ 549,829,938
Distributable earnings	176,481,924
Net Assets	$726,311,862
Class A Shares
Net Assets	$ 170,105,493
Shares Outstanding	9,955,950
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 17.09
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 18.04
Class C Shares
Net Assets	$ 24,526,201
Shares Outstanding	1,472,702
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 16.65
Class I Shares
Net Assets	$ 531,680,168
Shares Outstanding	31,053,776
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 17.12
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
14
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Statement of Operations

Year Ended
August 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $639,104)	$ 15,398,149
Dividend income from affiliated investments	1,284,971
Securities lending income, net	84,443
Total investment income	$16,767,563
Expenses
Investment adviser and administration fee	$ 6,036,288
Distribution and service fees:
Class A	415,779
Class C	284,760
Trustees’ fees and expenses	47,298
Custodian fee	213,632
Transfer and dividend disbursing agent fees	382,920
Legal and accounting services	59,696
Printing and postage	40,947
Registration fees	85,247
Miscellaneous	42,155
Total expenses	$ 7,608,722
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 47,208
Total expense reductions	$ 47,208
Net expenses	$ 7,561,514
Net investment income	$ 9,206,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 60,859,786
Foreign currency transactions	(372,688)
Capital gain distributions received	1,868,378
Net realized gain	$62,355,476
Change in unrealized appreciation (depreciation):
Investments	$ (758,041)
Foreign currency	83,603
Net change in unrealized appreciation (depreciation)	$ (674,438)
Net realized and unrealized gain	$61,681,038
Net increase in net assets from operations	$70,887,087
15
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Statements of Changes in Net Assets

	Year Ended August 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 9,206,049	$ 9,193,831
Net realized gain	62,355,476	46,489,806
Net change in unrealized appreciation (depreciation)	(674,438)	(172,264,702)
Net increase (decrease) in net assets from operations	$ 70,887,087	$(116,581,065)
Distributions to shareholders:
Class A	$ (8,803,667)	$ (23,016,927)
Class C	(1,458,884)	(5,604,507)
Class I	(28,423,260)	(78,326,922)
Total distributions to shareholders	$ (38,685,811)	$(106,948,356)
Transactions in shares of beneficial interest:
Class A	$ (4,726,834)	$ 17,840,818
Class C	(9,505,182)	(10,190,507)
Class I	(49,181,257)	51,741,285
Net increase (decrease) in net assets from Fund share transactions	$ (63,413,273)	$ 59,391,596
Net decrease in net assets	$ (31,211,997)	$(164,137,825)
Net Assets
At beginning of year	$ 757,523,859	$ 921,661,684
At end of year	$726,311,862	$ 757,523,859
16
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Financial Highlights

	Class A
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 16.350	$ 21.350	$ 17.830	$ 16.500	$ 17.590
Income (Loss) From Operations
Net investment income(1)	$ 0.185	$ 0.175	$ 0.123	$ 0.093	$ 0.100
Net realized and unrealized gain (loss)	1.438	(2.696)	3.853	2.675	(0.386)
Total income (loss) from operations	$ 1.623	$ (2.521)	$ 3.976	$ 2.768	$ (0.286)
Less Distributions
From net investment income	$ (0.091)	$ (0.367)	$ (0.084)	$ (0.155)	$ (0.003)
From net realized gain	(0.792)	(2.112)	(0.372)	(1.283)	(0.801)
Total distributions	$ (0.883)	$ (2.479)	$ (0.456)	$ (1.438)	$ (0.804)
Net asset value — End of year	$ 17.090	$ 16.350	$ 21.350	$ 17.830	$ 16.500
Total Return(2)	10.44%	(13.48)%	22.71%	17.89%	(1.29)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$170,105	$167,077	$198,721	$156,477	$117,095
Ratios (as a percentage of average daily net assets):
Expenses	1.20% (3)	1.18% (3)	1.21%	1.26%	1.26%
Net investment income	1.13%	0.94%	0.63%	0.57%	0.62%
Portfolio Turnover	35%	33%	31%	29%	69%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended August 31, 2023 and 2022).
17
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Financial Highlights — continued

	Class C
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 15.980	$ 20.900	$ 17.500	$ 16.210	$ 17.350
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.067	$ 0.032	$ (0.029)	$ (0.025)	$ (0.020)
Net realized and unrealized gain (loss)	1.395	(2.651)	3.801	2.617	(0.386)
Total income (loss) from operations	$ 1.462	$ (2.619)	$ 3.772	$ 2.592	$ (0.406)
Less Distributions
From net investment income	$ —	$ (0.189)	$ —	$ (0.019)	$ —
From net realized gain	(0.792)	(2.112)	(0.372)	(1.283)	(0.734)
Total distributions	$ (0.792)	$ (2.301)	$ (0.372)	$ (1.302)	$ (0.734)
Net asset value — End of year	$16.650	$15.980	$20.900	$17.500	$ 16.210
Total Return(2)	9.59%	(14.18)%	21.88%	16.96%	(2.05)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 24,526	$ 32,995	$ 54,977	$ 67,549	$124,789
Ratios (as a percentage of average daily net assets):
Expenses	1.95% (3)	1.93% (3)	1.96%	2.01%	2.01%
Net investment income (loss)	0.42%	0.17%	(0.15)%	(0.16)%	(0.13)%
Portfolio Turnover	35%	33%	31%	29%	69%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended August 31, 2023 and 2022).
18
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Financial Highlights — continued

	Class I
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 16.390	$ 21.400	$ 17.850	$ 16.530	$ 17.630
Income (Loss) From Operations
Net investment income(1)	$ 0.224	$ 0.221	$ 0.171	$ 0.134	$ 0.141
Net realized and unrealized gain (loss)	1.436	(2.701)	3.870	2.667	(0.393)
Total income (loss) from operations	$ 1.660	$ (2.480)	$ 4.041	$ 2.801	$ (0.252)
Less Distributions
From net investment income	$ (0.138)	$ (0.418)	$ (0.119)	$ (0.198)	$ (0.047)
From net realized gain	(0.792)	(2.112)	(0.372)	(1.283)	(0.801)
Total distributions	$ (0.930)	$ (2.530)	$ (0.491)	$ (1.481)	$ (0.848)
Net asset value — End of year	$ 17.120	$ 16.390	$ 21.400	$ 17.850	$ 16.530
Total Return(2)	10.68%	(13.27)%	23.09%	18.11%	(1.06)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$531,680	$557,452	$667,963	$548,888	$540,946
Ratios (as a percentage of average daily net assets):
Expenses	0.95% (3)	0.93% (3)	0.96%	1.01%	1.01%
Net investment income	1.36%	1.19%	0.87%	0.83%	0.87%
Portfolio Turnover	35%	33%	31%	29%	69%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended August 31, 2023 and 2022).
19
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
20

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

As of August 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expenses do not include the Fund’s pro-rata share of the indirect expenses borne by the Fund from its investments in exchange-traded funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended August 31, 2023 and August 31, 2022 was as follows:
	Year Ended August 31,
	2023	2022
Ordinary income	$ 5,121,175	$38,572,051
Long-term capital gains	$33,564,636	$68,376,305
During the year ended August 31, 2023, distributable earnings was decreased by $6,744,921 and paid-in capital was increased by $6,744,921 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
21

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

As of August 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 3,579,721
Undistributed long-term capital gains	44,294,373
Net unrealized appreciation	128,607,830
Distributable earnings	$176,481,924
The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 614,691,864
Gross unrealized appreciation	$ 177,788,570
Gross unrealized depreciation	(49,200,714)
Net unrealized appreciation	$ 128,587,856
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%
For the year ended August 31, 2023, the investment adviser and administration fee amounted to $6,036,288 or 0.83% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended August 31, 2023, the investment adviser and administration fee paid was reduced by $47,208 relating to the Fund’s investment in the Liquidity Fund.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2023, EVM earned $14,053 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,030 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended August 31, 2023 in the amount of $2,107. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2023, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
22

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2023 amounted to $415,779 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2023, the Fund paid or accrued to EVD $213,570 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2023 amounted to $71,190 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2023, the Fund was informed that EVD received approximately $3,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $240,589,037 and $321,498,225, respectively, for the year ended August 31, 2023.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	1,168,537	$ 18,911,163	1,813,303	$ 33,838,140
Issued to shareholders electing to receive payments of distributions in Fund shares	296,054	4,621,402	624,933	11,936,222
Redemptions	(1,728,343)	(28,259,399)	(1,525,768)	(27,933,544)
Net increase (decrease)	(263,752)	$ (4,726,834)	912,468	$ 17,840,818
Class C
Sales	147,260	$ 2,311,448	281,699	$ 5,193,613
Issued to shareholders electing to receive payments of distributions in Fund shares	68,898	1,053,450	224,033	4,207,333
Redemptions	(807,816)	(12,870,080)	(1,072,462)	(19,591,453)
Net decrease	(591,658)	$ (9,505,182)	(566,730)	$ (10,190,507)
23

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Class I
Sales	7,059,328	$ 114,030,021	7,942,760	$ 145,704,230
Issued to shareholders electing to receive payments of distributions in Fund shares	851,357	13,289,687	2,040,633	38,996,495
Redemptions	(10,873,111)	(176,500,965)	(7,182,916)	(132,959,440)
Net increase (decrease)	(2,962,426)	$ (49,181,257)	2,800,477	$ 51,741,285
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2023.
9  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
At August 31, 2023, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $25,531,444 and $26,769,447, respectively. Collateral received was comprised of cash of $17,077,643 and U.S. government and/or agencies securities of $9,691,804. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 8,462,208	$ —	$ —	$ —	$ 8,462,208
Exchange-Traded Funds	8,615,435	—	—	—	8,615,435
Total	$17,077,643	$ —	$ —	$ —	$17,077,643
24

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

The carrying amount of the liability for collateral for securities loaned at August 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2023.
10  Affiliated Investments
At August 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $16,967,233, which represents 2.3% of the Fund's net assets. Transactions in such investments by the Fund for the year ended August 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$18,069,756	$170,627,797	$(171,730,320)	$ —	$ —	$16,967,233	$1,284,971	16,967,233
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At August 31, 2023, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 25,426,601	$ 1,929,645	$ —	$ 27,356,246
Consumer Discretionary	30,597,460	16,343,227	—	46,940,687
Consumer Staples	40,259,739	61,200,652	—	101,460,391
Energy	10,994,744	5,202,365	—	16,197,109
Financials	26,417,612	21,470,636	—	47,888,248
Health Care	67,948,866	44,520,237	—	112,469,103
Industrials	44,023,249	30,755,744	—	74,778,993
Information Technology	86,582,304	13,896,154	—	100,478,458
Materials	7,787,107	17,866,022	—	25,653,129
Real Estate	12,000,031	11,785,784	—	23,785,815
Utilities	24,133,201	8,953,740	—	33,086,941
Total Common Stocks	$376,170,914	$ 233,924,206*	$ —	$610,095,120
Exchange-Traded Funds	$ 99,139,724	$ —	$ —	$ 99,139,724
Short-Term Investments:
Affiliated Fund	16,967,233	—	—	16,967,233
25

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	$ 17,077,643	$ —	$ —	$ 17,077,643
Total Investments	$509,355,514	$ 233,924,206	$ —	$743,279,720
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
26

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Equity Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Equity Strategy Fund (the "Fund") (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 18, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
27

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended August 31, 2023, the Fund designates approximately $13,918,176, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 70.66% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2023, $50,540,034 or, if subsequently determined to be different, the net capital gain of such year.
28

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
29

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and
30

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

Richard Bernstein Advisors LLC (the “Sub-adviser”), with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds. The Board also considered that the management fees paid by the Fund are for services provided in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
31

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
32

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
33

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 126 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
34

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
35

Eaton Vance
Richard Bernstein Equity Strategy Fund
August 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
36

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
37

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
38

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
39

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Richard Bernstein Advisors LLC
1251 Avenue of the Americas
Suite 4102
New York, NY 10020
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4887    8.31.23

Eaton Vance
Richard Bernstein All Asset Strategy Fund
Annual Report
August 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2023
Eaton Vance
Richard Bernstein All Asset Strategy Fund

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended August 31, 2023, was a roller-coaster ride -- driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
As the period opened, stocks lost ground as persistently high inflation led the Fed to place a heavy foot on the U.S. economy’s brake pedal by raising the federal funds rate 0.75% in September 2022. Meanwhile, Russia’s cutoff of natural gas deliveries threatened both the quality of life and industrial production in Europe. Facing even higher inflation, the European Central Bank also announced its own 0.75% interest rate hike in September.
In October and November 2022, stocks rallied back on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December, equities lost ground again as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation driving the information technology (IT) sector. As a result, one of the worst-
performing sectors in 2022 -- IT -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well, and the Fed might actually bring the U.S. economy in for a soft landing. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final month of the period, the bond market halted the stock market’s momentum. As it became increasingly clear the Fed would leave rates higher for longer than previously anticipated, longer term bond interest rates rose. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close in August 2023.
For the period as a whole, equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 13.95%; the MSCI EAFE Index of developed-market international equities returned 17.92%; and the S&P 500® Index, a broad measure of U.S. stocks, rose 15.94%.
In U.S. fixed-income markets, the seven Fed rate hikes that weighed on equities during the period led the Bloomberg U.S. Treasury Index to decline 2.07%. Corporate bonds, however, fared better, reflecting an appetite for risk that investors displayed during much of the period. The Bloomberg U.S.
Corporate Bond Index returned 0.90% during the period, while the Bloomberg U.S. Corporate High Yield Bond Index gained 7.16%.
Fund Performace
For the 12-month period ended August 31, 2023, Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) returned 0.95% for Class A shares at net asset value (NAV), underperforming its blended benchmark, consisting of 60% of the Bloomberg U.S. Aggregate Bond Index and 40% of the MSCI ACWI Index (the Blended Index), which returned 4.83%.
The Fund uses a macro-driven, top-down asset allocation approach that emphasizes various market segments and asset classes in seeking potentially overlooked investment opportunities worldwide.
The Fund’s underweight exposure to the information technology (IT) sector -- particularly within the software and the semiconductors & semiconductor equipment industries -- detracted from performance versus the Blended Index during the period. Concerns that excessive market optimism inflated equity valuations and created a potential bubble in U.S. technology stocks led Fund managers to underweight the Fund’s exposure to the U.S. IT sector. Technology stocks, however, outperformed the broader Blended Index during the period, driven largely by a perception that artificial intelligence (AI) was about to become the next big innovation driving the sector.
In response to slowing global corporate profit growth and tightening market liquidity, the Fund increased its exposure to sectors generally considered defensive in nature -- particularly consumer staples, health care, and utilities. During a period marked by market exuberance, however, the Fund’s overweight positions in those sectors dragged on performance versus the Blended Index.
The Fund’s overweight exposure to weak-performing Chinese equities -- primarily through the iShares MSCI China ETF -- detracted from relative returns as the Chinese economy failed to recover as quickly as investors had expected after COVID lockdowns ended.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Management’s Discussion of Fund Performance† — continued

An underweight exposure to equity assets also detracted from performance versus the Blended Index during the period. Fund managers had forecast a U.S. corporate profit recession -- a historically difficult backdrop for equity assets, especially when combined with rising interest rates. However, equity markets rose broadly during the period, and the equity portion of the Blended Index significantly outperformed its fixed-income component.
Within its fixed-income allocation, the Fund’s overweight position in long-term, relatively long duration U.S. Treasurys hurt relative returns as interest rates rose during the period.
In contrast, the Fund’s underweight position in the weak-performing financials sector -- most notably in bank and insurance stocks -- contributed to performance versus the Index. Early in the period, the Fund reduced its position within the financials sector to lower its exposure to cyclical and economically sensitive sectors. That strategy helped relative returns after multiple U.S. bank failures during the spring of 2023 highlighted the financial sector’s sensitivity to rising interest rates. Following that, investors grew more cautious in the face of additional economic headwinds, including an inverted yield curve, slowing loan growth, and rising defaults.
In the communication services sector, an overweight position in the U.S. interactive media & services industry, and an underweight position in the U.S. diversified telecommunication services industry aided performance relative to the Index. An underweight position within the energy sector, which was hurt by falling commodity prices, also contributed to relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Performance

Portfolio Manager(s) Richard Bernstein, Matthew Griswold, CFA, Henry Timmons, CFA and Dan Suzuki, CFA, each of Richard Bernstein Advisors LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2011	09/30/2011	0.95%	0.92%	3.80%
Class A with 5.25% Maximum Sales Charge	—	—	(4.37)	(0.17)	3.25
Class C at NAV	09/30/2011	09/30/2011	0.24	0.17	3.18
Class C with 1% Maximum Deferred Sales Charge	—	—	(0.76)	0.17	3.18
Class I at NAV	09/30/2011	09/30/2011	1.18	1.16	4.06

Bloomberg U.S. Aggregate Bond Index	—	—	(1.19)%	0.49%	1.48%
MSCI ACWI Index	—	—	13.95	7.45	8.55
Blended Index	—	—	4.83	3.56	4.49
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.35%	2.10%	1.10%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2013	$13,679	N.A.
Class I, at minimum investment	$1,000,000	08/31/2013	$1,488,792	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Fund Profile

Asset Allocation (% of net assets)
Country Allocation (% of net assets)
Top 10 Holdings (% of net assets)[1]
iShares MBS ETF	13.8%
WisdomTree Floating Rate Treasury Fund	9.5
U.S. Treasury Bond, 2.25%, 5/15/41	4.4
U.S. Treasury Bond, 1.875%, 2/15/41	4.0
iShares MSCI China ETF	3.6
Janus Henderson Mortgage-Backed Securities ETF	3.3
U.S. Treasury Bond, 1.375%, 11/15/40	3.2
U.S. Treasury Bond, 1.125%, 8/15/40	2.9
U.S. Treasury Bond, 1.75%, 8/15/41	2.9
U.S. Treasury Bond, 2.75%, 8/15/42	2.3
Total	49.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 60% Bloomberg U.S. Aggregate Bond Index and 40% MSCI ACWI Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P and S&P 500 are registered trademarks of S&P DJI; Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-
grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Bond Index measures USD-denominated, non-investment grade corporate securities.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

6

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 to August 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (3/1/23)	Ending Account Value (8/31/23)	Expenses Paid During Period* (3/1/23 – 8/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,025.10	$ 6.28	1.23%
Class C	$1,000.00	$1,020.90	$10.09	1.98%
Class I	$1,000.00	$1,025.70	$ 5.00	0.98%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.01	$ 6.26	1.23%
Class C	$1,000.00	$1,015.22	$10.06	1.98%
Class I	$1,000.00	$1,020.27	$ 4.99	0.98%
*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2023.
7

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Portfolio of Investments

Common Stocks — 30.4%
Security	Shares	Value
Aerospace & Defense — 1.0%
Airbus SE	3,240	$ 474,035
BAE Systems PLC	33,836	430,657
General Dynamics Corp.	3,248	736,127
L3Harris Technologies, Inc.	3,167	564,011
Lockheed Martin Corp.	1,108	496,772
MTU Aero Engines AG	3,097	722,903
Northrop Grumman Corp.	2,658	1,151,153
RTX Corp.	4,761	409,636
		$ 4,985,294
Air Freight & Logistics — 0.1%
United Parcel Service, Inc., Class B	2,230	$ 377,762
		$ 377,762
Automobile Components — 0.1%
JTEKT Corp.	41,800	$ 377,761
Koito Manufacturing Co., Ltd.	18,700	317,349
		$ 695,110
Automobiles — 0.7%
Mercedes-Benz Group AG	12,482	$ 913,367
Tesla, Inc.(1)	7,539	1,945,665
Toyota Motor Corp.	28,200	485,861
		$ 3,344,893
Banks — 0.9%
BNP Paribas S.A.	5,907	$ 381,992
Chiba Bank, Ltd. (The)	55,700	397,720
Citigroup, Inc.	6,361	262,646
Commonwealth Bank of Australia(2)	7,421	488,874
FB Financial Corp.	12,791	388,590
First Hawaiian, Inc.	24,943	471,672
JPMorgan Chase & Co.	3,695	540,689
Stellar Bancorp, Inc.	15,610	332,025
Veritex Holdings, Inc.	19,228	361,679
Wells Fargo & Co.	20,776	857,841
		$ 4,483,728
Beverages — 1.3%
Anheuser-Busch InBev S.A./NV	14,959	$ 849,103
Asahi Group Holdings, Ltd.	14,600	568,018
Brown-Forman Corp., Class B	5,709	377,536
Security	Shares	Value
Beverages (continued)
Coca-Cola Co. (The)	20,317	$ 1,215,566
Diageo PLC	14,143	579,198
Heineken NV	9,255	899,683
Kirin Holdings Co., Ltd.	23,600	331,326
PepsiCo, Inc.	5,334	949,025
Pernod Ricard S.A.	5,035	988,137
		$ 6,757,592
Biotechnology — 0.5%
AbbVie, Inc.	4,887	$ 718,193
Amgen, Inc.	1,757	450,389
Gilead Sciences, Inc.	8,927	682,737
Vertex Pharmaceuticals, Inc.(1)	1,349	469,911
		$ 2,321,230
Broadline Retail — 0.7%
Amazon.com, Inc.(1)	26,893	$ 3,711,503
		$ 3,711,503
Building Products — 0.2%
Daikin Industries, Ltd.	3,700	$ 639,577
Resideo Technologies, Inc.(1)	20,993	353,942
		$ 993,519
Capital Markets — 0.4%
Brightsphere Investment Group, Inc.	18,092	$ 374,685
CME Group, Inc.	2,642	535,481
Moelis & Co., Class A	7,455	353,441
Partners Group Holding AG	840	905,440
		$ 2,169,047
Chemicals — 0.8%
AdvanSix, Inc.	10,061	$ 332,818
EMS-Chemie Holding AG	830	622,888
Givaudan S.A.	200	666,206
Kaneka Corp.	13,400	376,111
Linde PLC	2,585	1,000,498
NOF Corp.	7,600	342,811
Sika AG	2,434	687,805
		$ 4,029,137
Commercial Services & Supplies — 0.1%
Waste Management, Inc.	2,488	$ 390,069
		$ 390,069

8
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Portfolio of Investments  — continued

Security	Shares	Value
Construction & Engineering — 0.3%
COMSYS Holdings Corp.(2)	24,400	$ 519,687
Eiffage S.A.	4,734	467,876
Taisei Corp.	10,300	346,657
		$ 1,334,220
Consumer Finance — 0.1%
AEON Financial Service Co., Ltd.(2)	40,100	$ 349,631
Enova International, Inc.(1)	6,717	338,873
		$ 688,504
Consumer Staples Distribution & Retail — 1.0%
Aeon Co., Ltd.(2)	15,100	$ 312,935
Alimentation Couche-Tard, Inc.	11,402	596,259
Cosmos Pharmaceutical Corp.(2)	3,600	423,265
Costco Wholesale Corp.	693	380,651
Kroger Co. (The)	7,421	344,260
SAN-A Co., Ltd.	14,700	495,856
Seven & i Holdings Co., Ltd.(2)	8,400	344,662
Sugi Holdings Co., Ltd.(2)	8,500	381,477
Sysco Corp.	9,153	637,507
Walmart, Inc.	3,958	643,610
Weis Markets, Inc.	4,890	317,214
Yaoko Co., Ltd.	7,000	368,962
		$ 5,246,658
Electric Utilities — 0.8%
American Electric Power Co., Inc.	4,378	$ 343,235
Enel SpA	180,039	1,208,931
Exelon Corp.	7,734	310,288
Hydro One, Ltd.(2)(3)	34,567	898,456
Iberdrola S.A.	28,270	335,359
NextEra Energy, Inc.	10,143	677,552
Southern Co. (The)	6,397	433,269
		$ 4,207,090
Electrical Equipment — 0.3%
Eaton Corp. PLC	5,895	$ 1,358,031
		$ 1,358,031
Electronic Equipment, Instruments & Components — 0.4%
Azbil Corp.	12,700	$ 423,081
Hexagon AB, Class B	32,299	288,371
Keyence Corp.	1,500	622,757
Knowles Corp.(1)	30,087	482,295
		$ 1,816,504
Security	Shares	Value
Entertainment — 0.1%
CTS Eventim AG & Co. KGaA	8,010	$ 498,290
		$ 498,290
Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(1)	2,141	$ 771,188
Mastercard, Inc., Class A	955	394,071
ORIX Corp.	21,100	393,403
Visa, Inc., Class A	1,751	430,186
		$ 1,988,848
Food Products — 1.5%
Archer-Daniels-Midland Co.	8,728	$ 692,130
Barry Callebaut AG	445	775,430
Chocoladefabriken Lindt & Spruengli AG	6	706,917
Danone S.A.	15,793	920,618
Ezaki Glico Co., Ltd.	28,000	738,265
House Foods Group, Inc.	15,100	325,922
Kagome Co., Ltd.	14,100	328,812
Kerry Group PLC, Class A	3,542	330,469
Kewpie Corp.	42,100	701,547
Mondelez International, Inc., Class A	6,229	443,879
Nestle S.A.	10,874	1,307,483
Saputo, Inc.	23,295	503,587
		$ 7,775,059
Ground Transportation — 0.3%
Central Japan Railway Co.	2,900	$ 371,837
CSX Corp.	13,567	409,723
TFI International, Inc.	3,458	471,201
Union Pacific Corp.	1,711	377,395
		$ 1,630,156
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	5,567	$ 572,844
Becton, Dickinson & Co.	1,240	346,518
Boston Scientific Corp.(1)	8,954	482,979
Edwards Lifesciences Corp.(1)	4,715	360,556
EssilorLuxottica S.A.	4,441	834,716
Hoya Corp.	5,400	599,135
Intuitive Surgical, Inc.(1)	1,642	513,421
Medtronic PLC	7,389	602,204
Sonova Holding AG	2,512	663,752
Stryker Corp.	1,228	348,199
		$ 5,324,324

9
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Portfolio of Investments  — continued

Security	Shares	Value
Health Care Providers & Services — 1.3%
Cardinal Health, Inc.	11,294	$ 986,305
Cencora, Inc.	4,523	795,957
CVS Health Corp.	4,689	305,582
Fresenius SE & Co. KGaA	25,274	810,264
HCA Healthcare, Inc.	1,326	367,700
Humana, Inc.	1,365	630,125
Laboratory Corp. of America Holdings	2,137	444,710
McKesson Corp.	1,919	791,242
Quest Diagnostics, Inc.	3,828	503,382
UnitedHealth Group, Inc.	1,484	707,245
		$ 6,342,512
Household Durables — 0.4%
Installed Building Products, Inc.	3,587	$ 519,147
Sony Group Corp.	7,600	632,263
Tri Pointe Homes, Inc.(1)	22,865	711,101
		$ 1,862,511
Household Products — 0.5%
Colgate-Palmolive Co.	4,804	$ 352,950
Kimberly-Clark Corp.	4,432	570,975
Procter & Gamble Co. (The)	7,442	1,148,598
Reckitt Benckiser Group PLC	3,105	224,074
WD-40 Co.(2)	1,956	420,286
		$ 2,716,883
Industrial Conglomerates — 0.4%
General Electric Co.	3,261	$ 373,254
Hitachi, Ltd.	6,600	438,651
Honeywell International, Inc.	2,248	422,489
Siemens AG	2,117	318,038
Smiths Group PLC	32,780	679,852
		$ 2,232,284
Industrial REITs — 0.2%
ProLogis, Inc.	6,250	$ 776,250
		$ 776,250
Insurance — 0.6%
AIA Group, Ltd.	35,800	$ 323,928
Allianz SE	1,970	478,866
Muenchener Rueckversicherungs-Gesellschaft AG	2,414	937,016
Swiss Life Holding AG	1,249	782,205
Tokio Marine Holdings, Inc.	17,800	392,819
		$ 2,914,834
Security	Shares	Value
Interactive Media & Services — 1.3%
Alphabet, Inc., Class A(1)	18,607	$ 2,533,715
Alphabet, Inc., Class C(1)	15,655	2,150,215
Meta Platforms, Inc., Class A(1)	6,462	1,912,041
		$ 6,595,971
IT Services — 0.2%
Bechtle AG	12,482	$ 606,824
Otsuka Corp.	9,600	427,852
		$ 1,034,676
Life Sciences Tools & Services — 0.3%
Bachem Holding AG(2)	3,520	$ 327,614
Danaher Corp.	1,512	400,680
Lonza Group AG	1,319	727,549
		$ 1,455,843
Machinery — 0.6%
Caterpillar, Inc.	1,767	$ 496,757
Daifuku Co., Ltd.(2)	19,200	354,347
Deere & Co.	1,150	472,581
Illinois Tool Works, Inc.	1,729	427,668
Interroll Holding AG	106	315,889
PACCAR, Inc.	7,012	577,017
Rational AG	698	531,701
		$ 3,175,960
Multi-Utilities — 0.5%
Consolidated Edison, Inc.	11,787	$ 1,048,572
Dominion Energy, Inc.	11,454	555,977
National Grid PLC	29,419	367,220
Public Service Enterprise Group, Inc.	6,248	381,628
Sempra Energy	4,752	333,685
		$ 2,687,082
Oil, Gas & Consumable Fuels — 0.7%
California Resources Corp.	7,710	$ 430,526
Chevron Corp.	5,677	914,565
Exxon Mobil Corp.	13,674	1,520,412
Shell PLC	19,421	593,802
		$ 3,459,305
Paper and Forest Products — 0.1%
Mondi PLC	40,460	$ 672,074
		$ 672,074

10
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Portfolio of Investments  — continued

Security	Shares	Value
Personal Care Products — 0.5%
Beiersdorf AG	8,756	$ 1,146,469
Kao Corp.	16,900	652,807
L'Oreal S.A.	1,302	571,880
Unilever PLC	6,607	337,414
		$ 2,708,570
Pharmaceuticals — 2.6%
Astellas Pharma, Inc.	40,100	$ 606,728
AstraZeneca PLC	7,903	1,061,552
Bayer AG	14,353	785,289
Bristol-Myers Squibb Co.	12,765	786,962
Daiichi Sankyo Co., Ltd.	29,400	865,937
Eli Lilly & Co.	2,049	1,135,556
GSK PLC	43,636	764,325
Johnson & Johnson	6,413	1,036,854
Merck & Co., Inc.	9,391	1,023,431
Merck KGaA	4,503	808,402
Novartis AG	14,498	1,459,103
Novo Nordisk A/S, Class B	2,188	403,585
Pfizer, Inc.	19,304	682,976
Roche Holding AG PC	3,144	922,727
Sanofi	4,338	462,014
Takeda Pharmaceutical Co., Ltd.	13,700	423,399
		$ 13,228,840
Professional Services — 0.1%
Automatic Data Processing, Inc.	1,583	$ 403,048
Verra Mobility Corp.(1)	19,964	355,159
		$ 758,207
Real Estate Management & Development — 0.6%
Daiwa House Industry Co., Ltd.	41,900	$ 1,163,805
Hulic Co., Ltd.	46,800	419,976
LEG Immobilien SE(1)	12,910	929,733
Mitsubishi Estate Co., Ltd.	22,900	291,677
		$ 2,805,191
Retail REITs — 0.1%
Realty Income Corp.	11,074	$ 620,587
		$ 620,587
Semiconductors & Semiconductor Equipment — 1.0%
ASML Holding NV	1,735	$ 1,140,811
NVIDIA Corp.	7,548	3,725,316
		$ 4,866,127
Security	Shares	Value
Software — 1.7%
Alarm.com Holdings, Inc.(1)	11,496	$ 673,321
Microsoft Corp.	21,671	7,102,887
Nemetschek SE	10,066	695,214
		$ 8,471,422
Specialized REITs — 0.5%
American Tower Corp.	3,415	$ 619,208
Crown Castle, Inc.	5,491	551,846
Equinix, Inc.	1,097	857,174
Four Corners Property Trust, Inc.	28,153	708,329
		$ 2,736,557
Specialty Retail — 0.4%
Home Depot, Inc. (The)	2,565	$ 847,219
Industria de Diseno Textil S.A.	24,413	935,295
		$ 1,782,514
Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	46,560	$ 8,747,227
		$ 8,747,227
Textiles, Apparel & Luxury Goods — 0.2%
adidas AG	4,485	$ 895,071
		$ 895,071
Tobacco — 0.4%
British American Tobacco PLC	20,070	$ 664,806
Imperial Brands PLC	21,298	482,220
Japan Tobacco, Inc.	18,200	398,512
Philip Morris International, Inc.	4,852	466,083
		$ 2,011,621
Trading Companies & Distributors — 0.4%
Brenntag SE	9,349	$ 756,186
GMS, Inc.(1)	5,976	414,376
ITOCHU Corp.	12,300	461,610
Mitsubishi Corp.	11,200	552,439
		$ 2,184,611
Water Utilities — 0.1%
Severn Trent PLC	9,320	$ 283,029
		$ 283,029
Total Common Stocks (identified cost $117,640,822)		$154,152,327

11
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Portfolio of Investments  — continued

Exchange-Traded Funds — 31.2%
Security	Shares	Value
Equity Funds — 4.6%
iShares MSCI China ETF	396,582	$ 17,810,498
iShares MSCI South Korea ETF(2)	41,800	2,610,410
iShares MSCI Taiwan ETF	56,700	2,585,520
		$ 23,006,428
Fixed Income Funds — 26.6%
iShares MBS ETF	763,321	$ 70,149,200
Janus Henderson Mortgage-Backed Securities ETF	373,600	16,785,848
WisdomTree Floating Rate Treasury Fund	950,987	47,872,685
		$134,807,733
Total Exchange-Traded Funds (identified cost $167,500,879)		$157,814,161

U.S. Treasury Obligations — 33.7%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond:
1.125%, 8/15/40	$24,191	$ 14,862,407
1.375%, 11/15/40	25,644	16,382,236
1.75%, 8/15/41	21,998	14,789,949
1.875%, 2/15/41	28,758	19,969,821
2.00%, 11/15/41	15,424	10,799,490
2.25%, 5/15/41	30,177	22,248,760
2.75%, 8/15/42	15,030	11,821,175
3.375%, 8/15/42	6,817	5,916,850
3.875%, 8/15/40	11,023	10,466,157
4.00%, 11/15/42	9,983	9,473,226
4.375%, 11/15/39	6,171	6,260,647
U.S. Treasury Note:
0.25%, 6/15/24	2,989	2,871,610
0.25%, 8/31/25	2,014	1,838,735
0.625%, 10/15/24	3,780	3,590,304
0.875%, 1/31/24	2,328	2,285,516
1.00%, 12/15/24	1,856	1,759,603
1.50%, 11/30/24	3,917	3,742,303
1.50%, 2/15/25	2,256	2,141,756
2.50%, 4/30/24	2,023	1,984,601
3.875%, 1/15/26	1,905	1,868,716
4.00%, 12/15/25	2,142	2,107,611
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Note: (continued)
4.50%, 11/15/25	$3,256	$ 3,236,270
Total U.S. Treasury Obligations (identified cost $188,662,812)		$170,417,743

Short-Term Investments — 5.3%
Affiliated Fund — 4.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(4)	23,911,666	$ 23,911,666
Total Affiliated Fund (identified cost $23,911,666)		$ 23,911,666

Securities Lending Collateral — 0.6%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.35%(5)	2,992,237	$ 2,992,237
Total Securities Lending Collateral (identified cost $2,992,237)		$ 2,992,237
Total Short-Term Investments (identified cost $26,903,903)		$ 26,903,903
Total Investments — 100.6% (identified cost $500,708,416)		$509,288,134
Other Assets, Less Liabilities — (0.6)%		$ (2,787,695)
Net Assets — 100.0%		$506,500,439
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at August 31, 2023. The aggregate market value of securities on loan at August 31, 2023 was $5,095,887.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2023, the aggregate value of these securities is $898,456 or 0.2% of the Fund's net assets.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of August 31, 2023.
(5)	Represents investment of cash collateral received in connection with securities lending.

12
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Portfolio of Investments  — continued

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	57.3%	$290,343,231
Japan	3.9	19,967,247
Germany	2.3	11,833,633
Switzerland	1.7	8,640,798
United Kingdom	1.0	5,110,022
France	0.9	4,639,254
Netherlands	0.5	2,634,296
Canada	0.5	2,469,503
Spain	0.3	1,270,654
Italy	0.2	1,208,931
Belgium	0.2	849,103
Austria	0.1	672,074
Australia	0.1	488,874
Denmark	0.1	403,585
Ireland	0.1	330,469
Hong Kong	0.1	323,928
Sweden	0.1	288,371
Exchange-Traded Funds	31.2	157,814,161
Total Investments	100.6%	$509,288,134
Abbreviations:
PC	– Participation Certificate
REITs	– Real Estate Investment Trusts
13
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Statement of Assets and Liabilities

August 31, 2023
Assets
Unaffiliated investments, at value (identified cost $476,796,750) — including $5,095,887 of securities on loan	$ 485,376,468
Affiliated investments, at value (identified cost $23,911,666)	23,911,666
Foreign currency, at value (identified cost $2,771)	2,747
Interest and dividends receivable	1,108,467
Dividends receivable from affiliated investments	116,961
Receivable for Fund shares sold	498,967
Securities lending income receivable	1,195
Tax reclaims receivable	302,185
Total assets	$511,318,656
Liabilities
Collateral for securities loaned	$ 2,992,237
Payable for Fund shares redeemed	1,069,708
Payable to affiliates:
Investment adviser and administration fee	363,294
Distribution and service fees	66,358
Accrued expenses	326,620
Total liabilities	$ 4,818,217
Net Assets	$506,500,439
Sources of Net Assets
Paid-in capital	$ 501,717,279
Distributable earnings	4,783,160
Net Assets	$506,500,439
Class A Shares
Net Assets	$ 94,064,003
Shares Outstanding	6,966,615
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.50
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 14.25
Class C Shares
Net Assets	$ 54,116,687
Shares Outstanding	4,110,045
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 13.17
Class I Shares
Net Assets	$ 358,319,749
Shares Outstanding	26,397,012
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.57
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
14
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Statement of Operations

Year Ended
August 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $203,204)	$ 9,927,190
Dividend income from affiliated investments	1,220,813
Interest income	6,486,439
Securities lending income, net	85,278
Total investment income	$17,719,720
Expenses
Investment adviser and administration fee	$ 4,780,347
Distribution and service fees:
Class A	239,732
Class C	607,422
Trustees’ fees and expenses	34,272
Custodian fee	162,417
Transfer and dividend disbursing agent fees	338,636
Legal and accounting services	60,766
Printing and postage	40,275
Registration fees	108,810
Miscellaneous	47,609
Total expenses	$ 6,420,286
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 43,613
Total expense reductions	$ 43,613
Net expenses	$ 6,376,673
Net investment income	$11,343,047
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (481,858)
Foreign currency transactions	(121,259)
Capital gain distributions received	603,040
Net realized loss	$ (77)
Change in unrealized appreciation (depreciation):
Investments	$ (9,902,820)
Foreign currency	65,507
Net change in unrealized appreciation (depreciation)	$ (9,837,313)
Net realized and unrealized loss	$ (9,837,390)
Net increase in net assets from operations	$ 1,505,657
15
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Statements of Changes in Net Assets

	Year Ended August 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 11,343,047	$ 9,382,562
Net realized gain (loss)	(77)	5,092,746
Net change in unrealized appreciation (depreciation)	(9,837,313)	(119,026,368)
Net increase (decrease) in net assets from operations	$ 1,505,657	$(104,551,060)
Distributions to shareholders:
Class A	$ (739,421)	$ (6,140,478)
Class C	(10,105)	(4,238,359)
Class I	(4,482,837)	(35,703,092)
Total distributions to shareholders	$ (5,232,363)	$ (46,081,929)
Transactions in shares of beneficial interest:
Class A	$ (8,778,252)	$ 5,286,684
Class C	(14,918,214)	(11,043,458)
Class I	(176,026,671)	(12,626,474)
Net decrease in net assets from Fund share transactions	$(199,723,137)	$ (18,383,248)
Net decrease in net assets	$(203,449,843)	$(169,016,237)
Net Assets
At beginning of year	$ 709,950,282	$ 878,966,519
At end of year	$ 506,500,439	$ 709,950,282
16
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Financial Highlights

	Class A
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.480	$ 16.210	$ 15.140	$ 14.370	$ 15.110
Income (Loss) From Operations
Net investment income(1)	$ 0.255	$ 0.153	$ 0.127	$ 0.097	$ 0.161
Net realized and unrealized gain (loss)	(0.130)	(2.040)	1.390	1.284	(0.542)
Total income (loss) from operations	$ 0.125	$ (1.887)	$ 1.517	$ 1.381	$ (0.381)
Less Distributions
From net investment income	$ (0.103)	$ (0.139)	$ (0.084)	$ (0.191)	$ (0.071)
From net realized gain	(0.002)	(0.704)	(0.363)	(0.420)	(0.288)
Total distributions	$ (0.105)	$ (0.843)	$ (0.447)	$ (0.611)	$ (0.359)
Net asset value — End of year	$13.500	$ 13.480	$ 16.210	$15.140	$14.370
Total Return(2)	0.95%	(12.29)%	10.23%	9.93%	(2.43)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 94,064	$102,903	$118,419	$ 97,873	$ 76,453
Ratios (as a percentage of average daily net assets):
Expenses	1.23% (3)	1.18% (3)	1.18%	1.21%	1.22%
Net investment income	1.91%	1.03%	0.82%	0.68%	1.14%
Portfolio Turnover	35%	70%	63%	70%	85%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended August 31, 2023 and August 31, 2022).
17
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Financial Highlights — continued

	Class C
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.140	$ 15.810	$ 14.780	$ 14.030	$ 14.790
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.150	$ 0.041	$ 0.008	$ (0.010)	$ 0.054
Net realized and unrealized gain (loss)	(0.118)	(1.992)	1.351	1.258	(0.531)
Total income (loss) from operations	$ 0.032	$ (1.951)	$ 1.359	$ 1.248	$ (0.477)
Less Distributions
From net investment income	$ —	$ (0.015)	$ —	$ (0.078)	$ —
From net realized gain	(0.002)	(0.704)	(0.329)	(0.420)	(0.283)
Total distributions	$ (0.002)	$ (0.719)	$ (0.329)	$ (0.498)	$ (0.283)
Net asset value — End of year	$13.170	$13.140	$15.810	$ 14.780	$ 14.030
Total Return(2)	0.24%	(12.92)%	9.34%	9.14%	(3.16)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 54,117	$ 69,060	$ 95,493	$101,075	$121,049
Ratios (as a percentage of average daily net assets):
Expenses	1.98% (3)	1.93% (3)	1.93%	1.96%	1.97%
Net investment income (loss)	1.15%	0.28%	0.05%	(0.07)%	0.39%
Portfolio Turnover	35%	70%	63%	70%	85%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended August 31, 2023 and August 31, 2022).
18
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Financial Highlights — continued

	Class I
	Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.560	$ 16.300	$ 15.220	$ 14.440	$ 15.190
Income (Loss) From Operations
Net investment income(1)	$ 0.289	$ 0.191	$ 0.167	$ 0.133	$ 0.199
Net realized and unrealized gain (loss)	(0.134)	(2.050)	1.392	1.294	(0.552)
Total income (loss) from operations	$ 0.155	$ (1.859)	$ 1.559	$ 1.427	$ (0.353)
Less Distributions
From net investment income	$ (0.143)	$ (0.177)	$ (0.116)	$ (0.227)	$ (0.109)
From net realized gain	(0.002)	(0.704)	(0.363)	(0.420)	(0.288)
Total distributions	$ (0.145)	$ (0.881)	$ (0.479)	$ (0.647)	$ (0.397)
Net asset value — End of year	$ 13.570	$ 13.560	$ 16.300	$ 15.220	$ 14.440
Total Return(2)	1.18%	(12.06)%	10.47%	10.24%	(2.22)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$358,320	$537,988	$665,055	$546,890	$467,649
Ratios (as a percentage of average daily net assets):
Expenses	0.98% (3)	0.93% (3)	0.93%	0.96%	0.97%
Net investment income	2.16%	1.28%	1.06%	0.92%	1.40%
Portfolio Turnover	35%	70%	63%	70%	85%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended August 31, 2023 and August 31, 2022).
19
See Notes to Financial Statements.

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European
20

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of August 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expenses do not include the Fund’s pro-rata share of the indirect expenses borne by the Fund from its investments in exchange-traded funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended August 31, 2023 and August 31, 2022 was as follows:
	Year Ended August 31,
	2023	2022
Ordinary income	$5,142,473	$13,414,861
Long-term capital gains	$ 89,890	$32,667,068
21

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

During the year ended August 31, 2023, distributable earnings was decreased by $892,774 and paid-in capital was increased by $892,774 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of August 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 6,330,044
Deferred capital losses	(9,581,289)
Net unrealized appreciation	8,034,405
Distributable earnings	$ 4,783,160
At August 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $9,581,289 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at August 31, 2023, $9,581,289 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 501,258,638
Gross unrealized appreciation	$ 43,798,727
Gross unrealized depreciation	(35,769,231)
Net unrealized appreciation	$ 8,029,496
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%
For the year ended August 31, 2023, the investment adviser and administration fee amounted to $4,780,347 or 0.85% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended August 31, 2023, the investment adviser and administration fee paid was reduced by $43,613 relating to the Fund’s investment in the Liquidity Fund.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2023, EVM earned $31,016 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on
22

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,659 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2023, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2023 amounted to $239,732 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2023, the Fund paid or accrued to EVD $455,567 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2023 amounted to $151,855 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2023, the Fund was informed that EVD received approximately $2,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, for the year ended August 31, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 86,819,226	$ 223,111,558
U.S. Government and Agency Securities	98,114,094	129,905,951
	$184,933,320	$353,017,509
23

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	1,254,616	$ 16,662,677	1,815,520	$ 26,927,658
Issued to shareholders electing to receive payments of distributions in Fund shares	32,063	419,380	240,481	3,698,597
Redemptions	(1,954,038)	(25,860,309)	(1,728,072)	(25,339,571)
Net increase (decrease)	(667,359)	$ (8,778,252)	327,929	$ 5,286,684
Class C
Sales	331,086	$ 4,299,985	555,171	$ 8,195,808
Issued to shareholders electing to receive payments of distributions in Fund shares	590	7,564	210,589	3,175,685
Redemptions	(1,476,969)	(19,225,763)	(1,549,249)	(22,414,951)
Net decrease	(1,145,293)	$ (14,918,214)	(783,489)	$ (11,043,458)
Class I
Sales	8,375,804	$ 111,641,966	9,888,341	$ 148,682,343
Issued to shareholders electing to receive payments of distributions in Fund shares	236,554	3,105,953	1,716,596	26,504,235
Redemptions	(21,894,982)	(290,774,590)	(12,732,342)	(187,813,052)
Net decrease	(13,282,624)	$(176,026,671)	(1,127,405)	$ (12,626,474)
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2023.
24

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

9  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.
At August 31, 2023, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $5,095,887 and $5,368,048, respectively. Collateral received was comprised of cash of $2,992,237 and U.S. government and/or agencies securities of $2,375,811. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 1,939,694	$ —	$ —	$ —	$ 1,939,694
Exchange-Traded Funds	1,052,543	—	—	—	1,052,543
Total	$2,992,237	$ —	$ —	$ —	$2,992,237
The carrying amount of the liability for collateral for securities loaned at August 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2023.
10  Affiliated Investments
At August 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $23,911,666, which represents 4.7% of the Fund's net assets. Transactions in such investments by the Fund for the year ended August 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$31,573,762	$199,689,644	$(207,351,740)	$ —	$ —	$23,911,666	$1,220,813	23,911,666
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
25

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Notes to Financial Statements  — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At August 31, 2023, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 6,595,971	$ 498,290	$ —	$ 7,094,261
Consumer Discretionary	7,734,635	4,556,967	—	12,291,602
Consumer Staples	10,060,116	17,156,267	—	27,216,383
Energy	2,865,503	593,802	—	3,459,305
Financials	6,413,067	5,831,894	—	12,244,961
Health Care	16,146,658	12,526,091	—	28,672,749
Industrials	11,038,171	8,381,942	—	19,420,113
Information Technology	20,731,046	4,204,910	—	24,935,956
Materials	1,333,316	3,367,895	—	4,701,211
Real Estate	4,133,394	2,805,191	—	6,938,585
Utilities	4,982,662	2,194,539	—	7,177,201
Total Common Stocks	$ 92,034,539	$ 62,117,788*	$ —	$154,152,327
Exchange-Traded Funds	$ 157,814,161	$ —	$ —	$ 157,814,161
U.S. Treasury Obligations	—	170,417,743	—	170,417,743
Short-Term Investments:
Affiliated Fund	23,911,666	—	—	23,911,666
Securities Lending Collateral	2,992,237	—	—	2,992,237
Total Investments	$ 276,752,603	$ 232,535,531	$ —	$509,288,134
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
26

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein All Asset Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein All Asset Strategy Fund (the "Fund") (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 18, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
27

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Business Income. For the fiscal year ended August 31, 2023 the Fund designates approximately $17,500, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.
Qualified Dividend Income. For the fiscal year ended August 31, 2023, the Fund designates approximately $3,873,743, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 15.78% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended August 31, 2023, the Fund designates 34.30% of distributions from net investment income as a 163(j) interest dividend.
28

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements(1) for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•   Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
29

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•   Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
30

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Richard Bernstein Advisors LLC (the “Sub-adviser”), with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. In particular, the Board evaluated the abilities and experience of the Sub-adviser’s investment professionals in investing in assets around the world and among various asset classes, including equity, fixed-income, commodity, currency and cash investments. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary benchmark index and lower than its blended and secondary benchmark indexes for the three-year period. The Board considered information from the Adviser and the Sub-adviser regarding the reasons for the Fund’s relative underperformance, including stock selection in certain sectors. The Board also noted that the Fund’s performance record had improved relative to its peers in more recent periods.  In this regard, the Board determined to continue to monitor the performance of the Fund.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered
31

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Board of Trustees’ Contract Approval — continued

certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds. The Board also considered that the management fees paid by the Fund are for services provided in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
32

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
33

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 126 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
34

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
35

Eaton Vance
Richard Bernstein All Asset Strategy Fund
August 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
36

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
37

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
38

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
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This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Richard Bernstein Advisors LLC
1251 Avenue of the Americas
Suite 4102
New York, NY 10020
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5669    8.31.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner.

Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Greater China Growth Fund, Eaton Vance Richard Bernstein All Asset Strategy Fund, Eaton Vance Richard Bernstein Equity Strategy Fund and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 11 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2022 and August 31, 2023 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/22	8/31/23
Audit Fees	$52,750	$43,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,825	$0
All Other Fees(3)	$0	$0

Total	$54,575	$43,200

Eaton Vance Richard Bernstein All Asset Strategy Fund

Fiscal Years Ended	8/31/22	8/31/23
Audit Fees	$38,850	$39,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,825	$0
All Other Fees(3)	$0	$0

Total	$40,675	$39,300

Eaton Vance Richard Bernstein Equity Strategy Fund

Fiscal Years Ended	8/31/22	8/31/23
Audit Fees	$37,450	$37,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$2,175	$0
All Other Fees(3)	$0	$0

Total	$39,625	$37,900

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/22	8/31/23
Audit Fees	$51,850	$56,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$3,175	$0
All Other Fees(3)	$0	$0

Total	$55,025	$56,300

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have varying fiscal year ends (February 28, August 31, September 30 or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/21	11/30/21	2/28/22	8/31/22	9/30/22	11/30/22	2/28/23	8/31/23
Audit Fees	$94,450	$54,400	$54,100	$180,900	$105,450	$63,600	$60,900	$176,700
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$36,401	$23,701	$19,540	$9,000	$7,000	$4,350	$4,350	$0
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0

Total	$130,851	$78,101	$73,640	$189,900	$112,450	$67,950	$65,250	$176,700

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	9/30/21	11/30/21	2/28/22	8/31/22	9/30/22	11/30/22	2/28/23	8/31/23
Registrant(1)	$36,401	$23,701	$19,540	$9,000	$7,000	$4,350	$4,350	$0
Eaton Vance(2)	$51,800	$51,800	$51,800	$0	$52,836	$52,836	$52,836	$52,836

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date: October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: October 23, 2023

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date:  October 23, 2023